                                                                   EXHIBIT 10.18


================================================================================




                               WARRANT AGREEMENT

                         Dated as of February 21, 1997


                                    Between

                          UNIFI COMMUNICATIONS, INC.,

                                   as Issuer

                                      and

                              FLEET NATIONAL BANK,

                                as Warrant Agent

                             ______________________



                       Warrants to Purchase Common Stock

                            Par Value $.01 Per Share


================================================================================

                               TABLE OF CONTENTS


                                                                            Page
                                                                            ----
                                   ARTICLE I

                    ISSUANCE, FORM, EXECUTION, DELIVERY AND
                      REGISTRATION OF WARRANT CERTIFICATES

SECTION 1.01.  Issuance of Warrants.....................................
SECTION 1.02.  Form of Warrant Certificates.............................
SECTION 1.03.  Execution of Warrant Certificates........................
SECTION 1.04.  Countersignature and Delivery............................
SECTION 1.05.  Temporary Warrant Certificates...........................
SECTION 1.06.  Separation of Initial Warrants
                 and Notes..............................................
SECTION 1.07.  Registration; Registration of
                 Transfers and Exchanges................................
SECTION 1.08.  Lost, Stolen, Destroyed, Defaced
                 or Mutilated Warrant Certificates......................
SECTION 1.09.  Offices for Exercise, etc................................

                                   ARTICLE II

                         DURATION, EXERCISE OF WARRANTS
                               AND EXERCISE PRICE

SECTION 2.01.  Duration of Warrants.....................................
SECTION 2.02.  Exercise, Exercise Price, Settlement
                 and Delivery...........................................
SECTION 2.03.  Cancellation of Warrant Certificates.....................

                                  ARTICLE III

                          OTHER PROVISIONS RELATING TO
                         RIGHTS OF HOLDERS OF WARRANTS

SECTION 3.01.  Enforcement of Rights....................................

                                   ARTICLE IV

                        CERTAIN COVENANTS OF THE COMPANY

SECTION 4.01.  Payment of Taxes.........................................
SECTION 4.02.  Compliance with the Warrant Shares
                 Registration Rights Agreement..........................
SECTION 4.03.  Rules 144 and 144A.......................................
SECTION 4.04.  Repurchase of Warrants and Warrant
                 Shares.................................................
SECTION 4.05.  Reservation of Warrant Shares............................

                                                                            Page
                                                                            ----


SECTION 4.06.  Obtaining of Governmental Approvals......................

                                   ARTICLE V

                                  ADJUSTMENTS

SECTION 5.01.  Adjustment of Exercise Rate; Notices.....................
SECTION 5.02.  Fractional Warrant Shares................................
SECTION 5.03.  Article Not Applicable to Issuance
                 of Contingent Warrants.................................

                                   ARTICLE VI

                          CONCERNING THE WARRANT AGENT

SECTION 6.01.  Warrant Agent Conditions of Warrant
                 Agent's Obligations Resignation and
                 Appointment of Successor...............................
SECTION 6.02.  Conditions of Warrant Agent's Obligations................
SECTION 6.03.  Resignation and Appointment of Successor.................


                                  ARTICLE VII

                                 MISCELLANEOUS

SECTION 7.01.  Amendment................................................
SECTION 7.02.  Notices and Demands to the Company
                 and Warrant Agent......................................
SECTION 7.03.  Addresses for Notices to Parties
                 and for Transmission of Documents......................
SECTION 7.04.  Notices to Holders.......................................
SECTION 7.05.  Applicable Law...........................................
SECTION 7.06.  Persons Having Rights Under Agreement....................
SECTION 7.07.  Headings.................................................
SECTION 7.08.  Counterparts.............................................
SECTION 7.09.  Inspection of Agreements.................................


EXHIBIT A -  Form of Warrant Certificate................................
EXHIBIT B -  Certificate To Be Delivered upon Exchange or
               Registration of Transfer of Warrants.....................
EXHIBIT C -  Transferee Letter of Representation........................
EXHIBIT D -  Form of Certificate of Election............................

ANNEX I - Warrant Shares Registration Rights Agreement..................

                               WARRANT AGREEMENT


          WARRANT AGREEMENT ("Agreement"), dated as of February 21, 1997 between
                              ---------
UNIFI COMMUNICATIONS, INC., a Delaware corporation, as Issuer (together with any successor thereto, the "Company"), and FLEET NATIONAL BANK, a national banking
                        -------
association, not in its individual capacity but solely as warrant agent (together with any successor warrant agent, the "Warrant Agent").
                                                 -------------

          WHEREAS, the Company has entered into a purchase agreement dated February 14, 1997 with Smith Barney Inc. (the "Initial Purchaser") in which the
                                               -----------------
Company has agreed to sell to the Initial Purchaser 175,000 units (the "Units")
                                                                        -----
consisting in the aggregate of (i) $175,000,000 aggregate principal amount of 14% Senior Notes due 2004 (the "Notes") of the Company to be issued under an
                                -----
indenture dated as of February 21, 1997 (the "Indenture"), between the Company
                                              ---------
and Fleet National Bank, as trustee (in such capacity, the "Trustee"), and (ii)
                                                            -------
175,000 Warrants (the "Initial Warrants"), each representing the right to
                       ----------------
purchase initially 27.524674 shares of Common Stock, par value $.01 per share, of the Company (the "Common Stock"), subject to adjustment in accordance with
                     ------------
the terms hereof; and

          WHEREAS, each Unit will consist of one Note in the principal amount of $1,000 and one Initial Warrant and the Notes and the Initial Warrants comprising part of the Units shall not be separately transferable until the Separability Date (as defined below); and

          WHEREAS, pursuant to section 10.08 of the Indenture, in certain circumstances the Company will be obligated to issue additional warrants (the "Contingent Warrants" and together with the Initial Warrants, the "Warrants";
--------------------                                               --------
and the certificates evidencing the Warrants being herein referred to as the "Warrant Certificates") exercisable for Common Stock of the Company; and
---------------------

          WHEREAS, the holders of the Warrants will have the registration rights with respect to the Warrant Shares (as defined) issuable upon exercise of the Warrants as set forth in the Warrant Shares Registration Rights Agreement, dated as of February 21, 1997 between the Company and the Initial Purchaser (the

"Warrant Shares Registration Rights Agreement") substantially in the form of
---------------------------------------------
Annex I hereto; and

          WHEREAS, the Company desires the Warrant Agent as warrant agent to assist the Company in connection with the issuance, exchange, cancellation, replacement and exercise of the Warrants and the repurchase of the Warrants and the Warrant Shares, and in this Agreement wishes to set forth, among other things, the terms and conditions on which the Warrants may be issued, exchanged, cancelled, replaced, exercised and repurchased;

          NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE I

                    ISSUANCE, FORM, EXECUTION, DELIVERY AND
                     REGISTRATION OF WARRANT CERTIFICATES
                     ---------------------------------------

          SECTION 1.01.  Issuance of Warrants.  Warrants comprising part of the
                         --------------------
Units shall be originally issued in connection with the issuance of the Units.

          Each Warrant Certificate shall evidence the number of Warrants specified therein, and each Warrant evidenced thereby shall represent the right, subject to the provisions contained herein and therein, to purchase from the Company (and the Company shall issue and sell to such holder of the Warrant) fully paid and nonassessable shares of the Company's Common Stock, par value $.01 per share (the shares purchasable upon exercise of a Warrant being hereinafter referred to as the "Warrant Shares" and, where appropriate, such
                                --------------
term shall also mean the other securities or property purchasable and deliverable upon exercise of a Warrant as provided in Article V and such Common Stock, being hereinafter referred to as the "Common Stock") at the price
                                             ------------
specified herein and therein, in each case subject to adjustment as provided herein and therein.

          SECTION 1.02.  Form of Warrant Certificates.  The Warrant Certificates
                         ----------------------------
will initially be issued either in global form (the "Global Warrants"),
                                                     ---------------
substantially in the form of Exhibit A hereto (including footnote 1 thereto) or
                             ---------
in registered form as definitive Warrant certificates (the "Definitive
                                                            ----------
Warrants"). The Warrant Certificates evidencing the Global Warrants or the Definitive Warrants to be delivered pursuant to this Agreement shall be substantially in the form set forth in Exhibit A attached hereto. Such Global
                                       ---------
Warrants shall represent such of the outstanding Warrants as shall be specified therein, and each shall provide that it shall represent the aggregate amount of outstanding Warrants from time to time endorsed thereon and that the aggregate amount of outstanding Warrants represented thereby may from time to time be reduced or increased, as appropriate. Any endorsement of a Global Warrant to reflect the amount of any increase or decrease in the amount of outstanding Warrants represented thereby shall be made by the Warrant Agent and Depositary (as defined below) in accordance with instructions given by the holder thereof. The Depository

Trust Company shall act as the Depositary with respect to the Global Warrants until a successor shall be appointed by the Company and the Warrant Agent. Upon written request, a Warrant holder may receive from the Warrant Agent Definitive Warrants as set forth in Section 1.07 hereof.

          SECTION 1.03.  Execution of Warrant Certificates.  The Warrant
                         ---------------------------------
Certificates shall be executed on behalf of the Company by the Chairman of its Board of Directors, its president or any vice president and attested by its secretary or assistant secretary, under its corporate seal, if any. Such signatures may be the manual or facsimile signatures of the present or any future such officers. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Warrant Certificates. Typographical and other minor errors or defects in any such reproduction of the seal or any such signature shall not affect the validity or enforceability of any Warrant Certificate that has been duly countersigned and delivered by the Warrant Agent.

          In case any officer of the Company who shall have signed any of the Warrant Certificates shall cease to be such officer before the Warrant Certificate so signed shall be countersigned and delivered by the Warrant Agent or disposed of by the Company, such Warrant Certificate nevertheless may be countersigned and delivered or disposed of as though the person who signed such Warrant Certificate had not ceased to be such officer of the Company; and any Warrant Certificate may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Warrant Certificate, shall be the proper officers of the Company, although at the date of the execution and delivery of this Agreement any such person was not such an officer.

          SECTION 1.04.  Countersignature and Delivery.  Warrant Certificates
                         -----------------------------
shall be countersigned by manual signature and dated the date of countersignature by the Warrant Agent and shall not be valid for any purpose unless so countersigned and dated. The Warrant Certificates shall be numbered and shall be registered in the Warrant Register (as defined in Section 1.06 hereof).

          Upon the receipt by the Warrant Agent of a written order of the Company, which order shall be signed by the Chairman of its Board of Directors, its president or any vice president and attested by its secretary or assistant secretary, and shall specify the amount of Warrants to be countersigned, whether the Warrants are to be Global Warrants or Definitive Warrants, the date of such Warrants and such other information as the Warrant Agent may reasonably request, without any further action by the Company, the Warrant Agent is authorized, upon receipt from the Company at any time and from time to time of the Warrant Certificates, duly executed as provided in Section 1.03 hereof, to countersign the Warrant Certificates and deliver them. Such countersignature shall be by a duly authorized signatory of the Warrant Agent (although it shall not be necessary for the same signatory to sign all Warrant Certificates) and shall be conclusive evidence that the Warrant Certificate so countersigned has been delivered hereunder.

          In case any authorized signatory of the Warrant Agent who shall have countersigned any of the Warrant Certificates shall cease to be such authorized signatory before the Warrant Certificate shall be disposed of by the Company, such Warrant Certificate nevertheless may be delivered or disposed of as though the person who countersigned such Warrant Certificate had not ceased to be such authorized signatory of the Warrant Agent; and any Warrant Certificate may be countersigned on behalf of the Warrant Agent by such persons as, at the actual time of the countersignature of such Warrant Certificates, shall be the duly authorized signatories of the Warrant Agent, although at the time of the execution and delivery of this Agreement any such person is not such an authorized signatory.

          The Warrant Agent's countersignature on all Warrant Certificates shall be in substantially the form set forth in Exhibit A hereto.
                                          ---------

          SECTION 1.05.  Temporary Warrant Certificates.  Pending the
                         ------------------------------
preparation of definitive Warrant Certificates, the Company may execute, and the Warrant Agent shall countersign and deliver, temporary Warrant Certificates, which are printed, lithographed, typewritten or otherwise produced, substantially of the tenor of the definitive Warrant Certificates in lieu of which they are issued.

          If temporary Warrant Certificates are issued, the Company will cause definitive Warrant Certificates to be prepared without unreasonable delay.
After the preparation of definitive Warrant Certificates, the temporary Warrant Certificates shall be exchangeable for definitive Warrant Certificates upon surrender of the temporary Warrant Certificates at any office or agency maintained by the Company for that purpose pursuant to Section 1.09 hereof. Subject to the provisions of Section 4.01 hereof, such exchange shall be without charge to the holder. Upon surrender for cancellation of any one or more temporary Warrant Certificates, the Company shall execute, and the Warrant Agent shall countersign and deliver in exchange therefor, one or more definitive Warrant Certificates representing in the aggregate a like number of Warrants. Until so exchanged, the holder of a temporary Warrant Certificate shall in all respects be entitled to the same benefits under this Agreement as a holder of a definitive Warrant Certificate.

          SECTION 1.06.  Separation of Initial Warrants and Notes.  The Notes
                         ----------------------------------------
and Initial Warrants will not be separately transferable until the Separability Date. "Separability Date" shall mean the earliest to occur of: (i) August 20,
        -----------------
1997, (ii) the date a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to a registered exchange offer
                 --------------
for the Notes or covering the sale by holders of the Notes is declared effective under the Securities Act or (iii) such date as may be determined by Smith Barney Inc. and specified to the Company, the Trustee, the Warrant Agent and the Unit Agent in writing. The separation of Warrant and Note certificates is herein referred to as a "Separation" and the related Initial Warrants are referred to
                  ----------
as "Separated".
    ---------

          SECTION 1.07.  Registration; Registration of Transfers and Exchanges.
                         -----------------------------------------------------
The Company will keep, at the office or agency maintained by the Company for such purpose, a register or registers in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of, and registration of transfer and exchange of, Warrants and Warrant Shares as provided in this Article I. Each person designated by the Company from time to time as a person authorized to register the transfer and exchange of the Warrants is hereinafter called, individually and collectively, the "Registrar".
                                                                    ---------
The Company hereby initially appoints the Warrant Agent as Registrar. Each person designated by the Company from time to time as a person authorized to register the transfer and exchange of the Warrant Shares is hereinafter called, individually and collectively, the "Transfer Agent". The Company hereby
                                    --------------
initially appoints itself as Transfer Agent. Upon written notice to the Warrant Agent and any acting Registrar, the Company may appoint a successor Registrar for such purposes. Upon written notice to the Warrant Agent, the Company may appoint a successor Transfer Agent for such purposes.

          The Company will at all times designate one person (who may be the Company and who need not be a Registrar) to act as repository of a master list of names and addresses of the holders of Warrants (the "Warrant Register") and
                                                        ----------------
Warrant Shares. The Warrant Agent will act as such repository with respect to the Warrants unless and until some other person is, by written notice from the Company to the Warrant Agent and the Registrar, designated by the Company to act as such. The Company will act as such repository with respect to the Warrant Shares unless and until some other person is designated by the Company to act as such. The Company will provide notice to the Warrant Agent and Registrar of any such designation. The Company shall cause each Registrar to furnish to such repository with respect to the Warrants, on a current basis, such information as to all registrations of transfer and exchanges effected by such Registrar, as may be necessary to enable such repository to maintain the Warrant Register on as current a basis as is practicable.

          The Company shall cause each Transfer Agent to furnish to the Warrant Agent, on a current basis and immediately upon the request of the Warrant Agent, such information as to all registrations of transfer and exchanges effected by such Transfer Agent, as may be necessary or desirable to enable the Warrant Agent to perform its functions under Section 4.04 hereof.

          Upon due presentation for registration of transfer of any Warrant Certificate at any such office or agency to be maintained for the purpose as provided in Section 1.09, the Company shall execute and the Warrant Agent shall countersign and deliver (or cause to be delivered) in the name of the transferee or transferees a new Warrant Certificate or Warrant Certificates for a like aggregate number of Warrants bearing numbers or other distinguishing symbols not contemporaneously outstanding.

          Any Warrant Certificate or Warrant Certificates may be exchanged for a Warrant Certificate or Warrant Certificates in other authorized denominations, representing in the aggregate a like number of Warrants. A Warrant Certificate or Warrant Certificates to be so exchanged shall be surrendered at any office or agency to be maintained by the Company for the purpose as provided in Section 1.09, and the Company shall execute and the Warrant Agent shall countersign and deliver (or cause to be delivered) in exchange therefor the Warrant Certificate or Warrant Certificates bearing numbers or other distinguishing symbols not contemporaneously outstanding.

          The Company, the Warrant Agent, the Registrar and any agent of the Company, the Warrant Agent or the Registrar may deem and treat the person in whose name any Warrant Certificate shall be registered in the Warrant Register as the absolute owner of such Warrant Certificate (notwithstanding any notation of ownership or other writing thereon) for the purpose of any exercise thereof or any distribution to the holder thereof and for all other purposes;

and neither the Company nor the Warrant Agent nor the Registrar nor any agent of the Company, the Warrant Agent or the Registrar shall be affected by any notice to the contrary.

          All Warrants presented for transfer or exchange shall be duly endorsed by the registered holder or holders thereof or by the duly appointed legal representative thereof or by a duly authorized attorney, and in the case of transfer, such signature shall be guaranteed by an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (each an "Eligible Guarantor
                              ------------             ------------------
Institution"), and shall be accompanied by a written instrument or instruments
-----------
of exchange or transfer, in form satisfactory to the Company, the Warrant Agent, the Trustee and the Registrar.

          Until the earlier to occur of (i) the consummation of a Public Equity Offering resulting in gross proceeds to the Company of at least $35.0 million and (ii) March 1, 2002, each Holder of Warrants or Warrant Shares shall, by acceptance of such Warrants or Warrant Shares, agree that transfers of beneficial interests in such Warrants or Warrant Shares may be effected only on the books and records maintained by the Transfer Agent, and that ownership of Warrants or Warrant Shares shall be required to be reflected in the books and records of the Transfer Agent.

          Upon issuance by the Company, the Warrant Shares shall be appropriately legended to reflect such obligations upon transfer as well as the repurchase obligations of the Company and the co-sale and co-investment rights of such holders.

          (a) Transfer and Exchange of Definitive Warrants.  When Definitive
              --------------------------------------------
Warrants are presented to the Warrant Agent with a request:

        (i) to register the transfer of the Definitive Warrants; or

        (ii) to exchange such Definitive Warrants for an equal number of Definitive Warrants of other authorized denominations,

the Warrant Agent shall register the transfer or make the exchange as requested if the requirements under this Warrant Agreement as set forth in this Section
1.07 hereof for such transactions are met; provided, however, that the
                                           --------  -------
Definitive Warrants presented or surrendered for registration of transfer or exchange:

      (x) shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the

          Company and the Warrant Agent, duly executed by the holder thereof or by his attorney, duly authorized in writing; and

      (y) in the case of Warrants the offer and sale of which have not been registered under the Securities Act of 1933, as amended (the "Securities Act") and are presented for transfer or exchange prior to
          ---------------
          (x) the date which is three years after the later of the date of original issue and the last date on which the Company or any affiliate of the Company was the owner of such Warrant, or any predecessor thereto and (y) such later date, if any, as may be required by any subsequent change in applicable law (the "Resale Restriction
                                                    ------------------
          Termination Date"), such Warrants shall be accompanied, in the sole
          ----------------
          discretion of the Company, by the following additional information and documents, as applicable, however, it being understood that the Warrant Agent need not determine which clause (A) through (D) below is applicable:

          (A) if such Warrant is being delivered to the Warrant Agent by a holder for registration in the name of such holder, without transfer, a certification from such holder to that effect (in substantially the form of Exhibit B hereto); or
                                         ---------

          (B) if such Warrant is being transferred to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act or pursuant to an exemption from registration in accordance with Rule 144 or Regulation S under the Securities Act or pursuant to an effective registration statement under the Securities Act, a certification to that effect (in substantially the form of Exhibit B hereto) and an opinion of counsel and/or
                           ---------
               other information satisfactory to the Company to the effect that such transfer is in compliance with the Securities Act; or

          (C) if such Warrant is being transferred to an institutional "accredited investor" within the meaning of subparagraphs (a)(1),
               (a)(2), (a)(3) or (a)(7) of Rule 501 under the Securities Act, delivery of a Certificate of Transfer in the form of Exhibit C
                                                                    ---------
               hereto and an opinion of counsel and/or other information satisfactory to the

               Company to the effect that such transfer is in compliance with the Securities Act; or

          (D) if such Warrant is being transferred in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect (in substantially the form of Exhibit B hereto) and an opinion of counsel from the transferee
               ---------
               or transferor reasonably acceptable to the Company to the effect that such transfer is in compliance with the Securities Act.

          (b) Restrictions on Transfer of a Definitive Warrant for a Beneficial
              -----------------------------------------------------------------
Interest in a Global Warrant.  A Definitive Warrant may not be exchanged for a
----------------------------
beneficial interest in a Global Warrant except upon satisfaction of the requirements set forth below. Upon receipt by the Warrant Agent of a Definitive Warrant, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Warrant Agent, together with:

          (A)  certification, substantially in the form of Exhibit B hereto,
                                                           ---------
               that such Definitive Warrant is being transferred to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act; and

          (B) written instructions directing the Warrant Agent to make, or to direct the Depositary to make, an endorsement on the Global Warrant to reflect an increase in the aggregate amount of the Warrants represented by the Global Warrant, then the Warrant Agent shall cancel such Definitive Warrant and cause, or direct the Depositary to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Warrant Agent, the aggregate amount of the Global Warrant to be increased accordingly. If no Global Warrant is then outstanding, the Company shall issue and the Warrant Agent shall countersign a new Global Warrant in the appropriate amount.

          (c) Transfer and Exchange of Global Warrants.  The transfer and
              ----------------------------------------
exchange of Global Warrants or beneficial interests therein shall be effected through the Depositary, in accordance with this Warrant Agreement (including the restrictions on transfer set forth herein) and the procedures of the Depositary therefor.

          (d) Transfer of a Beneficial Interest in a Global Warrant for a
              -----------------------------------------------------------
Definitive Warrant.
------------------

      (i) Any person having a beneficial interest in a Global Warrant may upon request exchange such beneficial interest for a Definitive Warrant. Upon receipt by the Warrant Agent of written instructions or such other form of instructions as is customary for the Depositary from the Depositary or its nominee on behalf of any person having a beneficial interest in a Global Warrant and upon receipt by the Warrant Agent of a written order or such other form of instructions as is customary for the Depositary or the person designated by the Depositary as having such a beneficial interest containing registration instructions and, in the case of any such transfer or exchange prior to the Resale Restriction Termination Date, the following additional information and documents, however, it being understood that the Warrant Agent need not determine which clause (A) through (D) below is applicable:

          (A) if such beneficial interest is being transferred to the person designated by the Depositary as being the beneficial owner, a certification from such person to that effect (in substantially the form of Exhibit B hereto); or
                           ---------

          (B) if such beneficial interest is being transferred to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act or pursuant to an exemption from registration in accordance with Rule 144 or Regulation S under the Securities Act or pursuant to an effective registration statement under the Securities Act, a certification to that effect from the transferee or transferor (in substantially the form of Exhibit B
                                                                      ---------
               hereto) and an opinion of counsel and/or other information satisfactory to the Company to the effect that such transfer is in compliance with the Securities Act; or

          (C) if such beneficial interest is being transferred to an institutional "accredited investor" within the meaning of subparagraphs (a)(1), (a)(2), (a)(3) or (a)(7) of Rule 501 under the Securities Act, delivery of a Certificate of Transfer in the form of Exhibit C hereto and an opinion of counsel and/or other
                  ---------
               information satisfactory to the Company to the effect that such transfer is in compliance with the Securities Act; or

          (D) if such beneficial interest is being transferred in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect (in substantially the form of Exhibit B hereto) and an opinion of counsel from the
                           ---------
               transferee or transferor reasonably acceptable to the Company to the effect that such transfer is in compliance with the Securities Act,

          then the Warrant Agent will cause, in accordance with the standing instructions and procedures existing between the Depositary and the Warrant Agent, the aggregate amount of the Global Warrant to be reduced accordingly and, following such reduction, the Company will execute and, upon receipt of an order for countersignature in the form of an Officers' Certificate (as defined), the Warrant Agent will countersign and deliver to the transferee a Definitive Warrant.

     (ii) Definitive Warrants issued in exchange for a beneficial interest in a Global Warrant pursuant to this Section 1.06(d) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Warrant Agent in writing. The Warrant Agent shall deliver such Definitive Warrants to the persons in whose names such Definitive Warrants are so registered.

          (e) Restrictions on Transfer and Exchange of Global Warrants.
              --------------------------------------------------------
Notwithstanding any other provisions of this Warrant Agreement (other than the provisions set forth in subsection (f) of this Section 1.07), a Global Warrant may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

          (f) Authentication of Definitive Warrants in Absence of Depositary.
              --------------------------------------------------------------
If at any time:

        (i) the Depositary for the Warrants notifies the Company that the Depositary is unwilling or unable to continue as Depositary for the Global Warrant and a successor Depositary for the Global Warrant is not appointed by the Company within 90 days after delivery of such notice; or

        (ii)the Company, at its sole discretion, notifies the Warrant Agent in writing that it elects to cause the issuance of Definitive Warrants under this Warrant Agreement,

then the Company will execute, and the Warrant Agent, upon receipt of an officers' certificate signed by two officers of the Company (one of whom must be the principal executive officer, principal financial officer or principal accounting officer) (an "Officers' Certificate") requesting the countersignature
                         ---------------------
and delivery of Definitive Warrants, will countersign and deliver Definitive Warrants, in an aggregate number equal to the aggregate number of warrants represented by the Global Warrant, in exchange for such Global Warrant.

          (g)  Legends.
               -------

        (i) Except as permitted by the following paragraph (ii), each Warrant Certificate evidencing the Global Warrants and the Definitive Warrants (and all Warrants issued in exchange therefor or substitution thereof) shall bear a legend substantially to the following effect:

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A PROMULGATED UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) PROMULGATED UNDER THE SECURITIES ACT) (AN INSTITUTIONAL "ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT WITHIN THREE YEARS (OR SUCH SHORTER PERIOD AS MAY THEN BE REQUIRED BY RULE 144(k) UNDER THE SECURITIES ACT) AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY RESELL OR OTHERWISE TRANSFER THIS SECURITY, EXCEPT (A) TO THE ISSUER THEREOF, OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A PROMULGATED UNDER THE

     SECURITIES ACT, (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHED (OR HAS FURNISHED ON ITS BEHALF BY A U.S. BROKER-DEALER) TO THE WARRANT AGENT A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS SECURITY, (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 PROMULGATED UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 PROMULGATED UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY WITHIN THREE YEARS (OR SUCH SHORTER PERIOD AS MAY THEN BE REQUIRED BY RULE 144(k) UNDER THE SECURITIES ACT) AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY, IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE WARRANT AGENT AND THE ISSUER SUCH CERTIFICATIONS, WRITTEN LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

        (ii) Upon any sale or transfer of a Warrant pursuant to Rule 144 under the Securities Act in accordance with Section 1.07 hereof or under an effective registration statement under the Securities Act:

          (A) in the case of any Warrant that is a Definitive Warrant, the Warrant Agent shall permit the holder thereof to exchange such Warrant for a Definitive Warrant that does not bear the legends set forth above and rescind any related restriction on the transfer of such Warrant; and

          (B) any such Warrant represented by a Global Warrant shall not be subject to the provisions set forth in (i) above (such sales or transfers being subject only to the provisions of Section 1.06(c) hereof);

               provided, however, that with respect to any request for an
               --------  -------
               exchange of a Warrant that is represented by a Global Warrant for a Definitive Warrant that does not bear the legend set forth above, which request is made in reliance upon Rule 144 under the Securities Act, the holder thereof shall certify in writing to the Warrant Agent that such request is being made pursuant to Rule 144 under the Securities Act (such certification to be substantially in the form of Exhibit B hereto).
                                            ---------


          (h) Cancellation and/or Adjustment of a Global Warrant.  At such time
              --------------------------------------------------
as all beneficial interests in a Global Warrant have either been exchanged for Definitive Warrants, redeemed, repurchased or cancelled, such Global Warrant shall be returned to or retained and cancelled by the Warrant Agent. At any time prior to such cancellation, if any beneficial interest in a Global Warrant is exchanged for Definitive Warrants, redeemed, repurchased or cancelled, the number of Warrants represented by such Global Warrant shall be reduced and an endorsement shall be made on such Global Warrant, by the Warrant Agent to reflect such reduction.

          (i) Obligations with Respect to Transfers and Exchanges of Definitive
              -----------------------------------------------------------------
Warrants.
--------

        (i) To permit registrations of transfers and exchanges, the Company shall execute, at the Warrant Agent's request, and the Warrant Agent shall countersign Definitive Warrants and Global Warrants.

       (ii) All Definitive Warrants and Global Warrants issued upon any registration, transfer or exchange of Definitive Warrants or Global Warrants shall be the valid obligations of the Company, entitled to the same benefits under this Warrant Agreement as the Definitive Warrants or Global Warrants surrendered upon the registration of transfer or exchange.

      (iii) Prior to due presentment for registration of transfer of any Warrant, the Warrant Agent and the Company may deem and treat the person in whose name any Warrant is registered as the absolute owner of such Warrant, and neither the Warrant Agent nor the Company shall be affected by notice to the contrary.

          (j) Payment of Taxes.  The Company will pay all documentary stamp
              ----------------
taxes attributable to the initial issuance of the Warrant Shares upon the exercise of Warrants; provided, however, that the Company shall not be required
                      --------  -------
to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any Warrant Certificates or any certificates for the Warrant Shares in a name other than that of the registered holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such Warrant Certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

          SECTION 1.08.  Lost, Stolen, Destroyed, Defaced or Mutilated Warrant
                         -----------------------------------------------------
Certificates.  Upon receipt by the Company and the Warrant Agent (or any agent
------------
of the Company or the Warrant Agent, if requested by the Company) of evidence satisfactory to them of the loss, theft, destruction, defacement, or mutilation of any Warrant Certificate and of indemnity satisfactory to them and, in the case of mutilation or defacement, upon surrender thereof to the Warrant Agent for cancellation, then, in the absence of notice to the Company or the Warrant Agent that such Warrant Certificate has been acquired by a bona fide purchaser
                                                           ---- ----
or holder in due course, the Company shall execute, and an authorized signatory of the Warrant Agent shall manually countersign and deliver, in exchange for or in lieu of the lost, stolen, destroyed, defaced or mutilated Warrant Certificate, a new Warrant Certificate representing a like number of Warrants, bearing a number or other distinguishing symbol not contemporaneously outstanding. Upon the issuance of any new Warrant Certificate under this Section, the Company may require the payment from the holder of such Warrant Certificate of a sum sufficient to cover any tax, stamp tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Warrant Agent and the Registrar) in connection therewith. Every substitute Warrant Certificate executed and delivered pursuant to this Section in lieu of any lost, stolen or destroyed Warrant Certificate shall constitute an additional contractual obligation of the Company, whether or not the lost, stolen or destroyed Warrant Certificate shall be at any time enforceable by anyone, and shall be entitled to the benefits of (but shall be subject to all the limitations of rights set forth in) this Agreement equally and proportionately with any and all other Warrant Certificates duly executed and delivered hereunder. The provisions of this
Section 1.08 are exclusive with respect to the replacement of lost, stolen, destroyed, defaced or mutilated Warrant Certificates and shall preclude (to the extent lawful) any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of lost, stolen, destroyed, defaced or mutilated Warrant Certificates.

          The Warrant Agent is hereby authorized to countersign in accordance with the provisions of this Agreement, and deliver the new Warrant Certificates required pursuant to the provisions of this Section.

          SECTION 1.09.  Offices for Exercise, etc.  So long as any of the
                         -------------------------
Warrants remain outstanding, the Company will designate and maintain in the Borough of Manhattan, The City of New York: (a) an office or agency where the Warrant Certificates may be presented for exercise, (b) an office or agency where the Warrant Certificates may be presented for registration of transfer and for exchange (including the exchange of temporary Warrant Certificates for definitive Warrant Certificates pursuant to Section 1.05 hereof), and (c) an office or agency where notices and demands to or upon the Company in respect of the Warrants or of this Agreement may be served. The Company may from time to time change or rescind such designation, as it may deem desirable or expedient; provided, however, that an office or agency shall at all times be maintained in
--------  -------
the Borough of Manhattan, The City of New York, as provided in the first sentence of this Section. The Company hereby designates the Warrant Agent at 14 Wall Street, 8th Floor, Window #2 in the Borough of Manhattan, The City of New York (the "Warrant Agent Office"), as the initial agency maintained for each
           --------------------
such purpose. In case the Company shall fail to maintain any such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notice may be served at the Warrant Agent Office and the Company appoints the Warrant Agent as its agent to receive all such presentations, surrenders, notices and demands.


                                  ARTICLE II

               DURATION, EXERCISE OF WARRANTS AND EXERCISE PRICE
               -------------------------------------------------

        SECTION 2.01.  Duration of Warrants.  Subject to the terms and
                       --------------------
conditions established herein, the Warrants shall expire at 5:00 p.m., New York City time, March 1, 2007 (the "Expiration Date"). Each Warrant may be exercised
                               ---------------
on any Business Day (as defined below) on or after the Exercise Commencement Date (as defined below) and on or prior to the close of business on the Expiration Date.

     Any Warrant not exercised before the close of business on the Expiration Date shall become void, and all rights of the holder under the Warrant Certificate evidencing such Warrant and under this Agreement shall cease.

     "Business Day" shall mean any day on which (i) banks in New York City, (ii)
      ------------
the principal national securities exchange or market, if any, on which the Common Stock is listed or admitted to trading and (iii) the principal national securities exchange or market, if any, on which the Warrants are listed or admitted to trading are open for business.

     SECTION 2.02.   Exercise, Exercise Price, Settlement and Delivery.  (a)
                     -------------------------------------------------
Subject to the provisions of this Agreement, a holder of each Warrant shall have the right to purchase from the Company on or after the occurrence of an Exercise Event (the date of the occurrence of an Exercise Event, the "Exercise
                                                             --------
Commencement Date") and on or prior to the close of business on the Expiration
-----------------
Date fully paid, registered and nonassessable Warrant Shares, subject to adjustment in accordance with Article V hereof, (x) in the case of the Initial Warrants, 27.524674 and (y) in the case of the Contingent Warrants, according to the following formula:

           S   x .08
          ----
     A =  .92
          ----------
               N

where:

A = the number of shares each Contingent Warrant shall have the right to purchase

S = the number of shares of Common Stock of the Company on a fully-diluted basis on August 15, 1999 (such number will not include shares issuable upon exercise of the Contingent Warrants)

N = the aggregate principal amount of Notes outstanding on August 15, 1999 divided by 1000 in each case at the purchase price of $.25 for each Warrant exercised (the "Exercise Price"). The number of Warrant Shares for which a Warrant may be
---------------
exercised (the "Exercise Rate") shall be subject to adjustment from time to
                -------------
time as set forth in Article V hereof.

     "Change of Control" means the occurrence of one or more of the following
      -----------------
events:

   (i) any sale, lease, exchange, transfer or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company and the Restricted Subsidiaries, taken as a whole, to any Person or group of related Persons for purposes of Section 13(d) of the Exchange Act (a "Group") (whether or not otherwise in compliance with the provisions of the Indenture) other than a Permitted Holder, in any such event pursuant to a transaction in which, immediately after the consummation thereof the Person or Persons owning a majority of the voting power of the Voting Stock of the Company immediately prior to the consummation of such transaction, shall not own directly or indirectly, a majority of the voting power of the Voting Stock of the Person to whom such sale, lease, exchange, transfer or other disposition has been made; or

   (ii) during any consecutive two-year period, individuals who at the beginning of such period constituted the Board of Directors of the Company (together with any new directors who were nominated by a Permitted Holder or whose election to such Board of Directors or whose nomination for election by the stockholders of the Company was approved by a vote of a majority of the directors of the Company then still in office who were either directors at the beginning of such period of whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Company then in office; or

   (iii) any Person or Group (other than a Permitted Holder) is or becomes, by purchase, tender offer, exchange offer, open market purchases, privately negotiated purchases or otherwise, the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, whether or not applicable, except that a Person shall be deemed to have "beneficial ownership" of all securities that such Person has the right to acquire, whether such right is exercisable immediately or after the passage of time only), directly or indirectly, of more than 50% of the total then outstanding voting power of the Voting Stock of the Company (for the purpose of this clause (iii), such Person or Group will be deemed to "beneficially own" (determined as aforesaid) the voting power of the Voting Stock of a corporation (the "specified corporation") held by any other corporation (the "parent corporation") if such Person or Group "beneficially owns," directly or indirectly, a majority of the voting power of the Voting Stock of such parent corporation); or

   (iv) the Company consolidates with or merges into another Person and the stockholders immediately prior to such merger or consolidation hold less than a majority of the voting power of the Voting Stock of the resulting entity.

     "Exercise Event" means, with respect to each Warrant, the date of the
      --------------
earliest of: (1) March 1, 1998; (2) 30 days after the occurrence of a Change of Control and (3) the date that is 180 days after the consummation of an initial public offering of the Company's Common Stock.

     "Permitted Holder" means any of (i) Douglas J. Ranalli, any spouse or
      ----------------
lineal descendant thereof, any trust the beneficiaries of which are any of the foregoing or any affiliate of the foregoing, and (ii) SingTel and its affiliates.

     "Public Equity Offering" means a primary underwritten public offering
      ----------------------
(excluding any offering pursuant to Form S-8 under the Securities Act or any other publicly registered offering pursuant to the Securities Act pertaining to an issuance of shares of Common Stock or securities exercisable therefor under any benefit plan, employee compensation plan, or employee or director stock purchase plan) of Common Stock of the Company pursuant to an effective registration statement under the Securities Act.

     "Restricted Subsidiaries" means any present or future Subsidiary of the
      -----------------------
Company which, as of the determination date, is not an Unrestricted Subsidiary.

     "SingTel" means Singapore Telecommunications Limited, its successors and
      -------
assigns.

     "Subsidiary," with respect to any Person, means (i) any corporation of
      ----------
which at least a majority of the outstanding Voting Stock shall at the time be owned, directly or indirectly, by such Person or (ii) any other Person of which at least a majority of the outstanding Voting Stock is at the time, directly or indirectly, owned by such Person.

     "Person" means an individual, partnership, corporation, limited liability
      ------
company, unincorporated organization, trust or joint venture, or a governmental agency or political subdivision thereof.

     "Unrestricted Subsidiary" means a Subsidiary of the Company so designated
      -----------------------
by a resolution adopted by the Board of Directors of the Company in accordance with Section 4.15 of the Indenture.

     "Voting Stock" means, with respect to any Person, securities of any class
      ------------
or classes of Capital Stock of such Person entitling the holders thereof (whether at all times or only so long as no senior class of stock has voting power by reason of any contingency) to vote in the election of members of the Board of Directors of such Person.

     (b) Warrants may be exercised on or after the Exercise Commencement Date by
(i) surrendering at any office or agency maintained for that purpose by the Company pursuant to Section 1.09 (each a "Warrant Exercise Office") the Warrant
                                          -----------------------
Certificate evidencing such Warrants with the form of election to purchase Warrant Shares set forth on the reverse side of the Warrant Certificate (the

"Election to Exercise") duly completed and signed by the registered holder or
---------------------
holders thereof or by the duly appointed legal representative thereof or by a duly authorized attorney, and in the case of a transfer, such signature shall be guaranteed by an Eligible Guarantor Institution, and (ii) paying in full the Exercise Price for each such Warrant exercised and any other amounts required to be paid pursuant to Section 1.07(j) hereof. Each Warrant may be exercised only in whole.

     (c) Simultaneously with the exercise of each Warrant, payment in full of the Exercise Price shall be made in cash or by certified or official bank check to be delivered to the office or agency where the Warrant Certificate is being surrendered. No payment or adjustment shall be made on account of any dividends on the Warrant Shares issued upon exercise of a Warrant.

     (d) Upon such surrender of a Warrant Certificate and payment and collection of the Exercise Price at any Warrant Exercise Office (other than any Warrant Exercise Office that also is an office of the Warrant Agent), such Warrant Certificate and payment shall be promptly delivered to the Warrant Agent. The "Exercise Date" for a Warrant shall be the date when all of the items referred
--------------
to in the first sentence of paragraphs (b) and (c) of this Section 2.02 are received by the Warrant Agent at or prior to 11:00 a.m., New York City time, on a Business Day and the exercise of the Warrants will be effective as of such Exercise Date. If any items referred to in the first sentence of paragraphs (b) and (c) are received after 11:00 a.m., New York City time, on a Business Day, the exercise of the Warrants to which such item relates will be effective on the next succeeding Business Day. Notwithstanding the foregoing, in the case of an exercise of Warrants on the Expiration Date (as defined in Section 2.01), if all of the items referred to in the first sentence of paragraphs (b) and (c) are received by the Warrant Agent at or prior to 5:00 p.m., New York City time, on such Expiration Date, the exercise of the Warrants to which such items relate will be effective on the Expiration Date.

     (e) Upon the exercise of a Warrant in accordance with the terms hereof, the receipt of a Warrant Certificate and payment of the Exercise Price, the Warrant Agent shall: (i) cause an amount equal to the Exercise Price to be paid to the Company by crediting the same to the account designated by the Company in writing to the Warrant Agent for that purpose; (ii) advise the Company immediately by telephone of the amount so deposited to the Company's account and promptly confirm such telephonic advice in writing; and (iii) as soon as practicable, advise the Company in writing of the number of Warrants exercised in accordance with the terms and conditions of this Agreement and the Warrant Certificates, the instructions of each exercising holder of the Warrant Certificates with respect to delivery of the Warrant Shares to which such holder is entitled upon such exercise, and such other information as the Company shall reasonably request.

     (f) Subject to Section 5.02 hereof and the terms and provisions of the Warrant Shares Registration Rights Agreement, as soon as practicable after the exercise of any Warrant or Warrants in accordance with the terms hereof, the Company shall issue or cause to be issued to or upon the written order of the registered holder of the Warrant Certificate evidencing such exercised Warrant or Warrants, a certificate or certificates evidencing the Warrant Shares to which such holder is entitled, in fully registered form, registered in such name or names as may be directed by such holder pursuant to the Election to Exercise, as set forth on the reverse of the Warrant Certificate. Such certificate or certificates evidencing the Warrant Shares shall be deemed to have been issued and any persons who are designated to be named therein shall be deemed to have become the holder of record of such Warrant Shares as of the close of business on the Exercise Date.

     SECTION 2.03.   Cancellation of Warrant Certificates.  In the event the
                     ------------------------------------
Company shall purchase or otherwise acquire Warrants, the Warrant Certificates evidencing such Warrants may thereupon be delivered to the Warrant Agent, and if so delivered, shall at the Company's written instruction be canceled by it and retired. The Warrant Agent shall cancel all Warrant Certificates properly surrendered for exchange, substitution, transfer or exercise. The Warrant Agent shall deliver such canceled Warrant Certificates to the Company.

                                  ARTICLE III

                          OTHER PROVISIONS RELATING TO
                         RIGHTS OF HOLDERS OF WARRANTS
                         -----------------------------

     SECTION 3.01.   Enforcement of Rights.  (a) Notwithstanding any of the
                     ---------------------
provisions of this Agreement, any holder of any Warrant Certificate, without the consent of the Warrant Agent, the holder of any Warrant Shares or the holder of any other Warrant Certificate, may, in and for his own behalf, enforce, and may institute and maintain any suit, action or proceeding against the Company suitable to enforce, his right to exercise the Warrant or Warrants evidenced by his Warrant Certificate in the manner provided in such Warrant Certificate and in this Agreement.

     (b) Neither the Warrants nor any Warrant Certificate shall entitle the holders thereof to any of the rights of a holder of Warrant Shares, including, without limitation, the right to vote or to receive any dividends or other payments or to consent or to receive notice as stockholders in respect of the meetings of stockholders or for the election of directors of the Company or any other matter, or any rights whatsoever as stockholders of the Company.

                                   ARTICLE IV

                        CERTAIN COVENANTS OF THE COMPANY
                        --------------------------------

     SECTION 4.01.   Payment of Taxes.  The Company will pay all documentary
                     ----------------
stamp taxes attributable to the initial issuance of Warrants and of the Warrant Shares upon the exercise of Warrants; provided, however, that the Company shall
                                      --------  -------
not be required to pay any tax or other governmental charge which may be payable in respect of any transfer or exchange of any Warrant Certificates or any certificates for Warrant Shares in a name other than the registered holder of a Warrant Certificate surrendered upon the exercise of a Warrant. In any such case, no transfer or exchange shall be made unless or until the person or persons requesting issuance thereof shall have paid to the Company the amount of such tax or other governmental charge or shall have established to the satisfaction of the Company that such tax or other governmental charge has been paid or an exemption is available therefrom.

     SECTION 4.02.   Compliance with the Warrant Shares Registration Rights
                     ------------------------------------------------------
Agreement.  Prior to the occurrence of an Exercise Event the Company will take
---------
all such action as is necessary to cause the offer and sale by the Company of the Warrant Shares issuable upon exercise of the Warrants to be registered or otherwise qualified under the provisions of the Securities Act and pursuant to all applicable state securities laws and to provide for the issuance of all Warrant Shares delivered upon exercise of the Warrants pursuant to an effective registration statement under the Securities Act, as provided in the Warrant Shares Registration Rights Agreement. The Warrant Agent shall have no duty to monitor when such registration or qualification is necessary nor shall the Warrant Agent be responsible for the Company's failure to comply with this
Section 4.02.

     SECTION 4.03.   Rules 144 and 144A.  The Company covenants that it will
                     ------------------
file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission thereunder in a timely manner in accordance with the requirements of the Securities Act and the Exchange Act and, if at any time the Company is not required to file such reports, it will, upon the request of any holder or beneficial owner of Warrants, make available such information necessary to permit sales pursuant to Rule 144A under the Securities Act. The Company further covenants that it will take such further action as any holder or beneficial owner of Warrants may reasonably request, all to the extent required from time to time to enable such holder or beneficial owner to sell Warrants without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144(k) and Rule 144A under the Securities Act, as such Rules may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Securities and Exchange Commission.

     SECTION 4.04.   Repurchase of Warrants and Warrant Shares.  (i)  (a)  In
                     -----------------------------------------
the event that a Public Equity Offering shall not have occurred on or prior to March 1, 2002 resulting in gross proceeds to the Company of at least $35.0 million, the Company shall give written notice (the "Notice of Election Right")
                                                     ------------------------
to the holders of Warrants or Warrant

Shares within 60 days after March 1, 2002 of the holders' right to the election described herein, together with a certificate of election (the "Certificate of
                                                                --------------

Election") substantially in the form of Exhibit D to this Agreement, which
---------                               ---------
notice shall describe with reasonable detail the holders' right to election. Within 60 days after receipt of such Notice of Election Right, the election (as evidenced by the choice elected in the Notice of Election Right) of the holders of Warrants or Warrant Shares who complete and return their Certificates of Election to the Warrant Agent (the "Electing Holders") shall be deemed to be
                                    ----------------
notice (which notice shall be irrevocable) (such notice, the "Election Notice"
                                                              ---------------
and the date the Election Notice is given, the "Notice Date") to the Company of
                                                ------------
the holders' election to require the Company to offer to purchase all of such Electing Holders' Warrants or Warrant Shares at a price per Warrant or Warrant Share, as applicable (the "Warrant Purchase Price" and "Warrant Share Purchase
                           ----------------------       ----------------------

Price", respectively), equal to the fair market value thereof as determined in
------
accordance with the procedures described below, on the Warrant Purchase Date (as defined below).

     (b) The Company shall, in connection with sending the Notice of Election Right, select an independent investment banking or appraisal firm of national standing (an "Independent Financial Expert") and cause such Independent
              ----------------------------
Financial Expert to deliver to the Company a written report (the "First
                                                                  -----
Valuation Report") stating the methods of valuation considered or used and the
----------------
fair market value of each of the Warrants and Warrant Shares, as applicable, as of December 31, 2001 (the "Valuation Date") and containing a statement as to the
                           --------------
nature and scope of the examination or investigation upon which the determination of fair market value was made and the factors and bases underlying such determination.

     (c) In the Election Notice the Electing Holders holding not less than 66-2/3% of the Warrants or Warrant Shares held by the Electing Holders may elect to appoint a second Independent Financial Expert to make a determination of the fair market value of the Warrants and Warrant Shares as of the Valuation Date. If they so elect, the Electing Holders who hold a majority of the Warrants and Warrant Shares held by the Electing Holders shall cause such Independent Financial Expert, within 45 days of such election, to deliver to the Company (with a copy to the Warrant Agent) a written report (the "Second Valuation
                                                          ----------------
Report") of the fair market value of each of the Warrants and Warrant Shares as
------
of the Valuation Date substantially similar in content as to methods, nature and scope of examination and factors and bases underlying valuation and disclosure thereof to the First Valuation Report.

     (d) The Company shall have ten Business Days after receipt of the Second Valuation Report to object to the fair market value of the Warrants and Warrant Shares as set forth in the Second Valuation Report. If the Company does not object, such fair market value shall be the Warrant Purchase Price or Warrant Shares Purchase Price, as applicable. If the Company does object, it shall give written notice thereof to the holders of the Warrants, the Warrant Shares and the Warrant Agent. The Electing Holders who
hold a majority of the Warrants held by the Electing Holders and the Company shall, within 20 Business Days after the Company so objects, select a third Independent Financial Expert mutually acceptable to both parties to prepare a written report (the "Third Valuation Report") of its determination of the fair
                     ----------------------
market value of the Warrants and Warrant Shares as of the Valuation Date, which report shall be delivered to the Company and the holders of the Warrants and Warrant Shares (with a copy to the Warrant Agent) within 30 days after the selection of such Independent Financial Expert. Such valuation shall contain a statement as to the nature and scope of the examination or investigation upon which the determination of fair market value was made and the factors and bases underlying such determination. If the holders and the Company cannot agree to the selection of an Independent Financial Expert, the New York office of the following firms (or their successor firms) shall serve as the Independent Financial Expert in the following order of priority; provided, however, that
                                                     --------  -------
such firm has not, for the prior three years, rendered professional services to the Company or its Affiliates:

     (1)       Price Waterhouse & Co.
     (2)       Deloitte & Touche
     (3)       Ernst & Young
     (4)       Coopers & Lybrand

     (e) The fair market value determined in the Third Valuation Report shall constitute the Warrant Purchase Price or Warrant Shares Purchase Price, as applicable; provided, however, that if the Warrant Purchase Price or Warrant
            --------  -------
Shares Purchase Price, as applicable, contained in the Third Valuation Report is more than the higher of the first two valuations, the higher of the first two valuations shall constitute the Warrant Purchase Price or Warrant Shares Purchase Price, as applicable; provided, further, however, that if the Warrant
                               --------  -------  -------
Purchase Price or Warrant Shares Purchase Price, as applicable, contained in the Third Valuation Report is less than the lower of the first two valuations, the lower of the first two valuations shall constitute the Warrant Purchase Price or Warrant Shares Purchase Price, as applicable. If any Independent Financial Expert becomes aware of any material changes since the Valuation Date, after reasonable inquiry with respect thereto, in the business or financial condition or prospects of the Company and its Subsidiaries, such Independent Financial Expert shall specify such material changes in its written report and shall revise its valuation as it deems appropriate. The fees and other costs of each of the first two Independent Financial Experts shall be borne by the party appointing such Independent Financial Expert, and the fees and other costs of the third

Independent Financial Expert shall be shared equally by the Company and the holders of Warrants and Warrant Shares; provided, however, that all indemnities
                                        -------- -------
in respect of any Independent Financial Expert shall be for the account of the Company.

     (f) The Company shall be obligated to purchase for cash the Warrants or Warrant Shares at the Warrant Purchase Price or Warrant Shares Purchase Price, respectively.

       (ii) Within 20 Business Days after the Warrant Purchase Price or Warrant Shares Purchase Price, as applicable, has been determined in accordance with any required offer to purchase Warrants and Warrant Shares, the Company shall provide notice of its offer to purchase (the "Purchase Offer") to the holders of
                                              --------------
Warrants and Warrant Shares by mailing by first class mail a notice of such offer (the "Purchase Notice") to their addresses as set forth in the Warrant
            ---------------
Register with a copy to the Warrant Agent. The date of the mailing of the Purchase Notice is hereafter called the "Purchase Notice Date." The Purchase
                                         --------------------
Offer must remain open for 20 Business Days after the Purchase Notice Date (or such longer period as may be required by law) and the date set for the purchase of the Warrants and Warrant Shares shall be the "Warrant Purchase Date." The
                                                 ---------------------
notice, which shall govern the terms of the Purchase Offer, shall include such disclosures as are required by law and shall state:

   (a) that the Warrant Purchase Date has been determined, which shall be a Business Day, specified in such notice, that is not earlier than 30 days or later than 60 days from the date such notice is mailed;

   (b) that Holders electing to have Warrants or Warrant Shares, as applicable, purchased pursuant to a Purchase Offer will be required to surrender their Warrants or Warrant Shares to the Warrant Agent at the address specified in the notice prior to 5:00 p.m., New York City time, on the Warrant Purchase Date with, in the case of the Warrants, the "Option of Holder to Elect Purchase" on the reverse thereof completed and must complete any form letter of transmittal proposed by the Company and be completed correctly by such Holder and be acceptable to the Warrant Agent;

     (c) that Holders of Warrants or Warrant Shares will be entitled to withdraw their election if the Paying Agent receives, not later than 5:00 p.m., New York City time, on the Business Day prior to the Warrant or Warrant Shares Purchase Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the number of Warrants or Warrant Shares the Holders delivered for purchase, the Warrant Certificate number (if any), in the case of the Warrants, or Warrant Share certificate number, if any, in the case of the Warrant Shares, and a statement that such Holder is withdrawing its election to have such Warrants or Warrant Shares, as applicable, purchased;

   (d) that Holders whose Warrants or Warrant Shares are purchased only in part will be issued Warrant Certificates or Warrant Share Certificates, as applicable representing the number of unpurchased Warrants or Warrant Shares;

   (e) the instructions that Holders must follow in order to tender their Warrants or Warrant Shares; and

   (f) information concerning the business of the Company, the most recent annual and quarterly reports of the Company filed with the SEC pursuant to the Exchange Act (or, if the Company is not then required to file any such reports with the SEC, the comparable reports prepared pursuant to Section 10.08 of the Indenture as in effect on the date hereof), a description of material developments in the Company's business, information with respect to pro forma
                                                                    ---------
historical financial information after giving effect to such Purchase Offer and such other information concerning the circumstances and relevant facts regarding such Purchase Offer as would be material to a Holder of Warrants or Warrant Shares in connection with the decision of such Holder as to whether or not it should tender Warrants pursuant to the Purchase Offer.

     On the Warrant Purchase Date, the Company will (i) accept for payment all Warrants or Warrant Shares or portions thereof tendered pursuant to the Purchase Offer, subject to the limitations set forth herein, (ii) deposit with the Warrant Agent cash in an amount equal to the Warrant Purchase Price and Warrant Shares Purchase Price for all Warrants or Warrant Shares or portions thereof accepted for payment, and (iii) deliver or cause to be delivered to the Warrant Agent all Warrants tendered pursuant to the Purchase Offer. If less than all Warrants tendered pursuant to the Purchase Offer are accepted for payment with cash by the Company for any reason consistent with this Warrant Agreement, selection of the Warrants or Warrant Shares to be purchased by the Company shall be on a pro rata basis. The Warrant Agent shall promptly mail to each Holder of
        --------
Warrants or Warrant Shares or portions thereof accepted for payment the Warrant Purchase Price or Warrant Shares Purchase Price. The Warrant Agent shall promptly countersign and mail to such Holder of Warrants accepted for payment in part a new Warrant Certificate representing the number of any unpurchased Warrants, and any Warrants not accepted for payment shall be promptly returned to the Holder of such Warrants. The Company shall promptly issue and mail to such Holder of Warrant Shares accepted for payment in part a new Warrant Share Certificate representing the number of any unpurchased Warrant Shares, and any Warrant Shares not accepted for payment shall be promptly returned to the Holder of such Warrant Shares.

     The Company will comply with the applicable tender offer rules, including the requirements of Rule 14e-1 under the Exchange Act, and all other applicable securities laws and regulations in connection with any Purchase Offer and will be deemed not to be in violation of any of its covenants herein to the extent such compliance is in conflict with such covenants.

     SECTION 4.05.   Reservation of Warrant Shares.  The Company will at all
                     -----------------------------
times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of all outstanding Warrants.

     Before taking any action which would cause an adjustment pursuant to
Section 5.01 reducing the Exercise Price below the then par value of the Warrant Shares, the Company will take any and all corporate action which may be necessary in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares at the Exercise Price as so adjusted.

     SECTION 4.06.   Obtaining of Governmental Approvals.  The Company will from
                     -----------------------------------
time to time take all action required to be taken by it which may be necessary to obtain and keep effective any and all permits, consents and approvals of governmental agencies and authorities and securities acts filings under United States Federal and State laws, and the rules and regulations of all stock exchanges on which the Warrants are listed, if any, which may be or become requisite in connection with the issuance, sale, transfer, and delivery of the Warrant Certificates, the exercise of the Warrants or the issuance, sale, transfer and delivery of the Warrant Shares issued upon exercise of the Warrants.

                                   ARTICLE V

                                  ADJUSTMENTS
                                  -----------

     SECTION 5.01.   Adjustment of Exercise Rate; Notices. The Exercise Rate is
                     ------------------------------------
subject to adjustment from time to time as provided in this Section.

     (a) Adjustment for Change in Capital Stock.  If, after the date hereof, the
         --------------------------------------
Company:

   (i) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

   (ii) subdivides its outstanding shares of Common Stock into a greater number of shares;

   (iii) combines its outstanding shares of Common Stock into a smaller number of shares;

   (iv) pays a dividend or makes a distribution on its Common Stock in shares of its Capital Stock (as defined below) (other than Common Stock or rights, warrants, or options for its Common Stock to the extent such issuance or distribution is covered by Section 5.03); or

   (v) issues by reclassification of its Common Stock any shares of its Capital Stock (other than rights, warrants or options for its Common Stock);

then the Exercise Rate in effect immediately prior to such action shall be adjusted so that the holder of a Warrant thereafter exercised may receive the number of shares of Capital Stock of the Company which such holder would have owned immediately following such action if such holder had exercised the Warrant immediately prior to such action or immediately prior to the record date applicable thereto, if any.

     The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification. In the event that such dividend or distribution is not so paid or made or such subdivision, combination or reclassification is not effected, the Exercise Rate shall again be adjusted to be the Exercise Rate which would then be in effect if such record date or effective date had not been so fixed.

     If after an adjustment a holder of a Warrant upon exercise of such Warrant may receive shares of two or more classes of Capital Stock of the Company, the Exercise Rate shall thereafter be subject to adjustment upon the occurrence of an action taken with respect to any such class of Capital Stock as is contemplated by this Article V with respect to the Common Stock, on terms comparable to those applicable to Common Stock in this Article V.

     (b) Adjustment for Rights Issue or Sale of Common Stock Below Current
         -----------------------------------------------------------------
Market Value.  If, at any time or from time to time, after the date hereof, the
------------
Company (i) distributes any rights, warrants or options to holders of its Common Stock entitling them to purchase shares of Common Stock (other than securities of the Company pursuant to "poison pills" to the extent such issuance or distribution is covered by paragraph (h) below) at a price per share less than the Current Market Value as of the Time of Determination (as defined in paragraph (q) of this Section 5.01) or (ii) sells any Common Stock or any securities convertible into or exchangeable or exercisable for the Common Stock (other than pursuant to (1) the exercise of the Warrants, (2) any options, warrants or rights outstanding as of the date of this Agreement, (3) without limiting any options, warrants or rights outstanding pursuant to the immediately preceding clause (2), any directors' plans and employee stock option or purchase plans approved by the Company's Board of Directors, (4) the issuance of Common Stock or options, warrants or rights to persons or entities providing financing to the Company or any of its subsidiaries as a condition to the provision of such financing, (5) any registered public offering, or (6) any security convertible into, or exchangeable or exercisable for, the Common Stock as to which the issuance thereof has previously been the subject of any required adjustment pursuant to this Article V) at a price per share less than the Current Market Value immediately prior to any adjustment required pursuant to this Article V, the Exercise Rate shall be adjusted in accordance with the formula:



          E' = E x            (O + N)
                    ----------------------------
                          (O + (N x P/M))


where:

E' =  the adjusted Exercise Rate;

E  =  the current Exercise Rate;

O = the number of shares of Common Stock outstanding on the record date for the distribution to which this paragraph (b) is being applied or on the date of sale of Common Stock at a price per share less than (i) the Current

      Market Value immediately prior to any adjustment to which this paragraph
      (b) applies, as the case may be;

N = the number of additional shares of Common Stock issuable upon exercise of all rights, warrants and options so distributed or the number of shares of Common Stock so sold or the maximum stated number of shares of Common Stock issuable upon the conversion, exchange, or exercise of any such convertible, exchangeable or exercisable securities, as the case may be;

P = the price per share of the additional shares of Common Stock upon the exercise of any such rights, options or warrants so distributed or pursuant to any such convertible, exchangeable or exercisable securities so sold or the sale price of the shares so sold, as the case may be; and

M  =  the Current Market Value as of the Time of Determination or at the time of sale, as the case may be, minus, with respect to a distribution of rights,
                                -----
      warrants or options, in case (i) any other distribution has occurred to which paragraph (a)(iv) applies or (ii) any other distribution has occurred to which paragraph (c) applies, and with respect to which, in either case, (x) the record date shall occur on or before the record date for the distribution to which this paragraph (b) applies and (y) the Ex-Dividend Time shall occur on or after the date of the Time of Determination for the distribution to which this paragraph (b) applies, the fair market value (on the record date for the distribution to which this paragraph (b) applies) of (1) the Capital Stock of the Company distributed in respect of each share of Common Stock in such paragraph
      (a)(iv) distribution and (2) the assets of the Company or debt securities or any rights, warrants or options to purchase securities of the Company distributed in respect of each share of Common Stock in such paragraph (c) distribution.

     The Board of Directors of the Company shall reasonably and in good faith determine fair market values for the purposes of this paragraph (b), which determination shall be conclusive absent manifest error.

     The adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive the rights, warrants or options to which this paragraph (b) applies or upon consummation of the sale of Common Stock, as the case may be. To the extent that shares of Common Stock are not delivered after the expiration of such rights or warrants, the Exercise Rate shall be readjusted to the Exercise Rate which would otherwise be in effect had the adjustment made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. In the event that such rights or warrants are not so issued, the Exercise Rate shall again be adjusted to be the Exercise Rate which would then be in effect if such date fixed for determination of stockholders entitled to receive such rights or warrants had not been so fixed.

     No adjustment shall be made under this paragraph (b) if the application of the formula stated above in this paragraph (b) would result in a value of E' that is lower than the value of E.

     (c) Adjustment for Other Distributions.  If, after the date hereof, the
         ----------------------------------
Company distributes to holders of its Common Stock any of its assets or debt securities or any rights, warrants or options to purchase Common Stock of the Company (including securities or cash, but excluding (i) distributions that would be permitted by the Company's debt agreements (including the Indenture) and (ii) distributions of Capital Stock referred to in paragraph (a) and distributions of rights, warrants or options referred to in paragraph (b), the Exercise Rate shall be adjusted in accordance with the formula:

     E' = E x  M
              ---
         M-F

where:

E'  =  the adjusted Exercise Rate;

E =  the current Exercise Rate;

M =  the Current Market Value, minus, in case any other distribution has
                               -----
     occurred to which paragraph (a)(iv) applies, with respect to which (i) the record date shall occur on or before the record date for the distribution to which this paragraph (c) applies and (ii) the Ex-Dividend Time shall occur on or after the date of the Time of Determination for the distribution to which this paragraph (c) applies, the fair market value (on the record date for the distribution to which this paragraph (c) applies) of any Capital Stock of the Company distributed in respect of each share of Common Stock in such paragraph
     (a)(iv) distribution; and

F = the fair market value (on the record date for the distribution to which this paragraph (c) applies) of the assets, securities, rights, warrants or options to be distributed in respect of each share of Common Stock in the distribution to which this paragraph (c) is being applied (including, in the case of cash dividends or other cash distributions giving rise to an adjustment, all such cash distributed concurrently).

The Board of Directors of the Company shall reasonably and in good faith determine by a board resolution, the fair market value of all property (other than cash) distributed for the purposes of this paragraph (c).

     The adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive the distributions to which this paragraph (c) applies. In the event that such distribution is not so made, the Exercise Rate shall again be adjusted to be the Exercise Rate which would then be in effect if such record date had not been so fixed.

     For purposes of this paragraph (c), the term "Extraordinary Cash Dividend"
                                                   ---------------------------
shall mean any cash dividend with respect to the Common Stock the amount of which, together with the aggregate amount of cash dividends on the Common Stock to be aggregated with such cash dividend in accordance with the provisions of this paragraph, equals or exceeds the threshold percentages set forth in item
(i) or (ii) below:

   (i) If, upon the date prior to the Ex-Dividend Time with respect to a cash dividend on the Common Stock, the aggregate amount of such cash dividend together with the amounts of all cash dividends on the Common Stock with Ex-Dividend Times occurring in the 85 consecutive day period ending on the date prior to the Ex-Dividend Time with respect to the cash dividend to which this provision is being applied, equals or exceeds 6.0% on a per share basis of the average of the Current Market Values during the period beginning on the date after the first such Ex-Dividend Time in such period and ending on the date immediately prior to the Ex-Dividend Time with respect to the cash dividend to which this provision is being applied (except that if no other cash dividend has had an Ex-Dividend Time occurring in such period, the period for calculating the average of the Current Market Values shall be the period commencing 85 days prior to the date immediately prior to the Ex-Dividend Time with respect to the cash dividend to which this provision is being applied), such cash dividend together with each other cash dividend with an Ex-Dividend Time occurring in such 85 day period shall be deemed to be an Extraordinary Cash Dividend and for the purposes of applying the formula set forth above in this paragraph (c), the value of "F" shall be equal to (w) the aggregate amount of such cash dividend which constitutes an Extraordinary Cash Dividend minus (x) the aggregate amount of such other cash dividends with Ex-
         -----
Dividend Times occurring in such period for which a prior adjustment in the Exercise Rate was previously made under this paragraph (c).

   (ii) If, upon the date prior to the Ex-Dividend Time with respect to a cash dividend on the Common Stock, the aggregate amount of such cash dividend together with the amounts of all cash dividends on the Common Stock with Ex-Dividend Times occurring in the 365 consecutive day period ending on the date immediately prior to the Ex-Dividend Time with respect to the cash dividend to which this provision is being applied equals or exceeds on a per share basis 20% of the average of the Current Market Values during the period beginning on the date after the first such Ex-Dividend Time in such period and ending on the date immediately prior to the Ex-Dividend Time with respect to the cash dividend to which this provision is being applied (except that if no other cash dividend has had an Ex-Dividend Time occurring in such period, the period for calculating the average of the Current Market Values shall be the period commencing 365 days prior to the date immediately prior to the Ex-Dividend Time with respect to the cash dividend to which this provision is being applied), such cash dividend together with each other cash dividend with an Ex-Dividend Time occurring in such 365 day period shall be deemed to be an Extraordinary Cash Dividend and for purposes of applying the formula set forth above in this paragraph (c), the value of "F" shall be equal to (y) the aggregate amount of such cash dividend together with amounts of the other cash dividends with Ex-Dividend Times occurring in such period minus (z) the aggregate amount of such other cash
                         -----
dividends with Ex-Dividend Times occurring in such period for which a prior adjustment in the Exercise Rate was previously made under this paragraph (c).

     In making the determination required by items (i) and (ii) above, the amount of cash dividends paid on a per share basis and the average of the Current Market Value, in each case during the period specified in item (i) or (ii) above, as applicable, shall be appropriately adjusted to reflect the occurrence during such period of any event described in paragraph (a).

     In the event that, with respect to any distribution to which this paragraph
(c) would otherwise apply, "F" is equal to or greater than "M", then the adjustment provided by this paragraph (c) shall not be made and in lieu thereof the provisions of paragraph (h) shall apply to such distribution.

     (d) When Adjustment May Be Deferred.  No adjustment in the Exercise Rate
         -------------------------------
need be made unless the adjustment would require a change of at least 1.0% in the Exercise Rate. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment. However, with respect to a dividend of the Company's Capital Stock (or rights to acquire such Capital Stock) adjustments can be deferred only until, and must be made by, the earlier of (i) three years from the date of such stock dividend and (ii) the date as of which the aggregate stock dividends for which adjustments have not been made total at least 1.0% of the then issued and outstanding Common Stock with respect to which such stock dividends were distributed.

     All calculations under this Article V shall be made to the nearest 1/1,000th of a share.

     (e) When No Adjustment Required.  No adjustment need be made for rights to
         ---------------------------
purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest.

     No adjustment need be made for a change in the par value or no par value of the Common Stock.

     (f) Notice of Adjustment.  Whenever the Exercise Rate is adjusted, the
         --------------------
Company shall promptly mail to holders of Warrants at the addresses appearing on the Warrant Register a notice of the adjustment. The Company shall file with the Warrant Agent and any other Registrar such notice and a certificate from the Company's independent public accountants briefly stating the facts requiring the adjustment and the manner of computing it. The certificate shall be conclusive evidence that the adjustment is correct. Neither the Warrant Agent nor any such Registrar shall be under any duty or responsibility with respect to any such certificate except to exhibit the same during normal business hours to any holder desiring inspection thereof.

     (g) Notice of Certain Transactions.  If:
         ------------------------------

   (i) the Company takes any action that would require an adjustment in the Exercise Rate pursuant to paragraphs (a), (b) or (c) (unless no adjustment is to occur pursuant to paragraph (e)); or

   (ii) the Company takes any action that would require a supplement to the Warrant Agreement pursuant to paragraph (h); or

   (iii)  there is a liquidation or dissolution of the Company;

then the Company shall mail to holders of Warrants at the addresses appearing on the Warrant Register and file with the Warrant Agent and any other Registrar a notice stating the proposed record date for a dividend or distribution or the proposed effective date of a subdivision, combination, reclassification, consolidation, sale, merger, binding share exchange, transfer, liquidation or dissolution, as the case may be. The Company shall file and give the notice at least 15 days before such date. Failure to file or give the notice or any defect in it shall not affect the validity of the transaction.

     (h)  Reorganization of Company; Special Distributions. If the Company, in a
          ------------------------------------------------
single transaction or through a series of related transactions, consolidates with or merges with or into any other person or transfers (by lease, assignment, sale or otherwise) all or substantially all of its properties and assets to another person or group of affiliated persons (other than a sale of all or substantially all of the assets of the Company in a transaction in which the holders of Common Stock immediately prior to such transaction do not receive securities, cash, or other assets of the Company or any other person) or is a party to a merger or binding share exchange which reclassifies or changes its outstanding Common Stock, the Company covenants that prior to entering into such transaction, the person obligated to deliver securities, cash or other assets upon exercise of Warrants will enter into a supplemental warrant agreement. If the issuer of securities deliverable upon exercise of Warrants is an affiliate of the successor Company, that issuer shall join in the supplemental warrant agreement.

     The supplemental warrant agreement shall provide that the holder of a Warrant may exercise it for the kind and amount of securities, cash or other assets which such holder would have received immediately after the consolidation, merger, binding share exchange or transfer if such holder had exercised the Warrant immediately before the effective date of the transaction, assuming (to the extent applicable) that such holder (i) was not a constituent person or an affiliate of a constituent person to such transaction; (ii) made no election with respect thereto; and (iii) was treated alike with the plurality of non-electing holders. The supplemental warrant agreement shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article V. The successor Company shall mail to holders of Warrants at the addresses appearing on the Warrant Register a notice briefly describing the supplemental warrant agreement.

     If the Company makes a distribution to all holders of its Common Stock of any of its assets, or debt securities or any rights, warrants or options to purchase securities of the Company that, but for the provisions of the last paragraph of paragraph (c), would result in an adjustment in the Exercise Rate pursuant to the provisions of paragraph (c), then, from and after the record date for determining the holders of Common Stock entitled to receive the distribution, a holder of a Warrant that exercises such Warrant in accordance with the provisions of this Warrant Agreement will upon such exercise be entitled to receive, in addition to the Warrant Shares into which the Warrant is exercisable, the kind and amount of securities, cash or other assets comprising the distribution that such holder would have received if such holder had exercised the Warrant immediately prior to the record date for determining the holders of Common Stock entitled to receive the distribution (whether or not the Warrants were then exercisable hereunder).

     If this paragraph (h) applies, neither paragraph (a), (b), (c) nor (d) shall apply.

     (i) Warrant Agent's Adjustment Disclaimer.  The Warrant Agent has no duty
         -------------------------------------
to determine when an adjustment under this Article V should be made, how it should be made or what it should be. The Warrant Agent has no duty to determine whether a supplemental warrant agreement under paragraph (h) need be entered into or whether any provisions of any supplemental warrant agreement are correct. The Warrant Agent shall not be accountable for and makes no representation as to the validity or value of any securities or assets issued upon exercise of Warrants. The Warrant Agent shall not be responsible for the Company's failure to comply with this Article V.

     (j)       Adjustment for Tax Purposes.  The Company may make such increases
               ---------------------------
in the Exercise Rate, in addition to those otherwise required by this Section, as it considers to be advisable in order that any event treated for Federal income tax purposes as a dividend of stock or stock rights shall not be taxable to the recipients.

     (k) Specificity of Adjustment.  Irrespective of any adjustments in the
         -------------------------
number or kind of shares purchasable upon the exercise of the Warrants, Warrant Certificates theretofore or thereafter issued may continue to express the same number and kind of Warrant Shares per Warrant as are stated on the Warrant Certificates initially issuable pursuant to this Agreement.

     (l) Adjustments to Par Value.  Subject to receiving shareholder approval,
         ------------------------
the Company shall make such adjustments to the par value of the Common Stock in order that, upon exercise of the Warrants, the Warrant Shares will be fully paid and non-assessable.

     (m) Voluntary Adjustment.  The Company from time to time may increase the
         --------------------
Exercise Rate by any number and for any period of time (provided that such
                                                        --------
period is not less than 20 Business Days). Whenever the Exercise Rate is so increased, the Company shall mail to holders at the addresses appearing on the Warrant Register and file with the Warrant Agent a notice of the increase. The Company shall give the notice at least 15 days before the date the increased Exercise Rate takes effect. The notice shall state the increased Exercise Rate and the period it will be in effect. A voluntary increase in the Exercise Rate does not change or adjust the Exercise Rate otherwise in effect as determined by this Section 5.01.

     (n) No Other Adjustment For Dividends.  Except as provided in this Article
         ---------------------------------
V, no payment or adjustment will be made for dividends on any Common Stock.

     (o) Priority of Adjustments.  If this Article V requires adjustments to the
         -----------------------
Exercise Rate under more than one of paragraphs (a)(iv), (b) or (c), and the record dates for the distributions giving rise to such adjustments shall occur on the same date, then such adjustments shall be made by applying, first, the provisions of paragraph (a), second, the provisions of paragraph (c) and, third, the provisions of paragraph (b).

     (p) Multiple Adjustments.  After an adjustment to the Exercise Rate under
         --------------------
this Article V, any subsequent event requiring an adjustment under this Article V shall cause an adjustment to the Exercise Rate as so adjusted.

     (q) Definitions.  "Capital Stock" means, with respect to any corporation,
         -----------    -------------
any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests (however designated) in stock issued by that corporation.

     "Current Market Value" per share of Common Stock or of any other security
      --------------------
at any date shall be (1) if the security is not registered under the Exchange Act, the value of the security determined in good faith by the Company's Board of Directors, based on the most recently completed arm's-length transaction between the Company and a person other than an affiliate of the Company or (2) if the security is registered under the Exchange Act, the average of the daily closing bid prices for each Business Day during the period commencing 15 Business Days before such date and ending on the date one day prior to such date or, if the security has been registered under the Exchange Act for less than 15 consecutive Business Days before such date, then the average of the daily closing bid prices for all of the Business Days before such date for which daily closing bid prices are available. If the market price is not determinable for at least 10 Business Days in such period, the Current Market Value of the security shall be determined as if the security was not registered under the Exchange Act.

     "Time of Determination" means the time and date of the earlier of (i) the
      ---------------------
determination of stockholders entitled to receive rights, warrants, or options or a distribution, in each case, to which paragraphs (b) and (c) apply and (ii) the time ("Ex-Dividend Time") immediately prior to the commencement of "ex-
           ----------------
dividend" trading for such rights, warrants or distribution on such national or regional exchange or market on which the Common Stock is then listed or quoted.

     SECTION 5.02.   Fractional Warrant Shares.  The Company will not be
                     -------------------------
required to issue fractional Warrant Shares upon exercise of the Warrants or distribute Share certificates that evidence fractional Warrant Shares. In lieu of fractional Warrant Shares, there may be paid to the registered holders of Warrant Certificates at the time Warrants evidenced thereby are exercised as herein provided an amount in cash equal to the same fraction of the Current Market Value, as defined in paragraph (s) of Section 5.01, per Warrant Share on the Business Day preceding the date the Warrant Certificates evidencing such Warrants are surrendered for exercise. Such payments will be made by check or by transfer to an account maintained by such registered holder with a bank in the City of New York. If any holder surrenders for exercise more than one Warrant Certificate, the number of Warrant Shares deliverable to such holder may, at the option of the Company, be computed on the basis of the aggregate amount of all the Warrants exercised by such holder.

     SECTION 5.03.   Article Not Applicable To Issuance Of Contingent Warrants.
                     ---------------------------------------------------------
Notwithstanding anything in this Article to the contrary, this Article shall not apply to the issuance of the Contingent Warrants.


                                  ARTICLE VII.

                          CONCERNING THE WARRANT AGENT
                          ----------------------------

     SECTION 7.01.   Warrant Agent.  The Company hereby appoints Fleet National
                     -------------
Bank as Warrant Agent of the Company in respect of the Warrants and the Warrant Certificates upon the terms and subject to the conditions herein and in the Warrant Certi ficates set forth; and Fleet National Bank hereby accepts such appointment. The Warrant Agent shall have the powers and authority specifically granted to and conferred upon it in the Warrant Certificates and hereby and such further powers and authority to act on behalf of the Company as the Company may hereafter grant to or confer upon it and it shall accept in writing. All of the terms and provisions with respect to such powers and authority contained in the Warrant Certificates are subject to and governed by the terms and provisions hereof.

     SECTION 7.02.   Conditions of Warrant Agent's Obligations.  The Warrant
                     -----------------------------------------
Agent accepts its obligations herein set forth upon the terms and conditions hereof and in the Warrant Certificates, including the following, to all of which the Company agrees and to all of which the rights hereunder of the holders from time to time of the Warrant Certificates shall be subject:

     (a) The Warrant Agent shall be entitled to compensation to be agreed upon with the Company in writing for all services rendered by it and the Company agrees promptly to pay such compensation and to reimburse the Warrant Agent for its reasonable out-of-pocket expenses (including reasonable fees and expenses of counsel) incurred without gross negligence or willful misconduct on its part in connection with the services rendered by it hereunder. The Company also agrees to indemnify the Warrant Agent, its directors, officers, affiliates, agents and employees for, and to hold it and its directors, officers, affiliates, agents and employees harmless against, any loss, liability or expense of any nature whatsoever (including, without limitation, fees and expenses of counsel) incurred without gross negligence or willful misconduct on the part of the Warrant Agent, arising out of or in connection with its acting as such Warrant Agent hereunder and its exercise of its rights and performance of its obligations hereunder. The obligations of the Company under this Section 6.02 shall survive the exercise and the expiration of the Warrant Certificates and the resignation and removal of the Warrant Agent.

     (b) In acting under this Agreement and in connection with the Warrant Certificates, the Warrant Agent is acting solely as agent of the Company and does not assume any obligation or relationship of agency or trust for or with any of the owners or holders of the Warrant Certificates.

     (c) The Warrant Agent may consult with counsel of its selection and any advice or written opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion.

     (d) The Warrant Agent shall be fully protected and shall incur no liability for or in respect of any action taken or omitted to be taken or thing suffered by it in reliance upon any Warrant Certificate, notice, direction, consent, certificate, affidavit, opinion of counsel, instruction, statement or other paper or document reasonably believed by it to be genuine and to have been presented or signed by the proper parties.

     (e) The Warrant Agent, and its officers, directors, affiliates and employees ("Related Parties"), may become the owners of, or acquire any interest
            ---------------
in, Warrant Certificates, shares or other obligations of the Company with the same rights that it or they would have it if were not the Warrant Agent hereunder and, to the extent permitted by applicable law, it or they may engage or be interested in any financial or other transaction with the Company and may act on, or as depositary, trustee or agent for, any committee or body of holders of shares or other obligations of the Company as freely as if it were not the Warrant Agent hereunder. Nothing in this Agreement shall be deemed to prevent the Warrant Agent or such Related Parties from acting in any other capacity for the Company.

     (f) The Warrant Agent shall not be under any liability for interest on, and shall not be required to invest, any monies at any time received by it pursuant to any of the provisions of this Agreement or of the Warrant Certificates.

     (g) The Warrant Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution and delivery hereof by the Warrant Agent) or in respect of the validity or execution of any Warrant Certificate (except its countersignature thereon).

     (h) The recitals and other statements contained herein and in the Warrant Certificates (except as to the Warrant Agent's countersignature thereon) shall be taken as the statements of the Company and the Warrant Agent assumes no responsibility for the correctness of the same. The Warrant Agent does not make any representation as to the validity or sufficiency of this Agreement or the Warrant Certificates, except for its due execution and delivery of this Agreement; provided, however, that the Warrant Agent shall not be relieved of
           --------  -------
its duty to countersign the Warrant Certificates as authorized by this Agreement. The Warrant Agent shall not be accountable for the use or application by the Company of the proceeds of the exercise of any Warrant.

     (i) The Warrant Agent shall be obligated to perform such duties as are herein and in the Warrant Certificates specifically set forth and no implied duties or obligations shall be read into this Agreement or the Warrant Certificates against the Warrant Agent. The Warrant Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve expense unless the Company shall furnish the Warrant Agent with reasonable security and indemnity for any costs or expenses which may be incurred. The Warrant Agent shall not be accountable or under any duty or responsibility for the use by the Company of any of the Warrant Certificates countersigned by the Warrant Agent and delivered by it to the Company pursuant to this Agreement. The Warrant Agent shall have no duty or responsibility in case of any default by the Company in the performance of its covenants or agreements contained in the Warrant Certificates or in the case of the receipt of any written demand from a holder of a Warrant Certificate with respect to such default, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise or, except as provided in Section 7.02 hereof, to make any demand upon the Company.

     (j) Unless otherwise specifically provided herein, any order, certificate, notice, request, direction or other communication from the Company made or given under any provision of this Agreement shall be sufficient if signed by its chairman of the

Board of Directors, its president, its treasurer, its controller or any vice president or its secretary or any assistant secretary.

     (k) The Warrant Agent shall have no responsibility in respect of any adjustment pursuant to Article V hereof.

     (l) The Company agrees that it will perform, execute, acknowledge and deliver, or cause to be performed, executed, acknowledged and delivered, all such further and other acts, instruments and assurances as may reasonably be required by the Warrant Agent for the carrying out or performing by the Warrant Agent of the provisions of this Agreement.

     (m) The Warrant Agent is hereby authorized and directed to accept written instructions with respect to the performance of its duties hereunder from any one of the chairman of the Board of Directors, the president, the treasurer, the controller, any vice president or the secretary of the Company or any other officer or official of the Company reasonably believed to be authorized to give such instructions and to apply to such officers or officials for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions with respect to any matter arising in connection with the Warrant Agent's duties and obligations arising under this Agreement. Such application by the Warrant Agent for written instructions from the Company may, at the option of the Warrant Agent, set forth in writing any action proposed to be taken or omitted by the Warrant Agent with respect to its duties or obligations under this Agreement and the date on or after which such action shall be taken and the Warrant Agent shall not be liable for any action taken or omitted in accordance with a proposal included in any such application on or after the date specified therein (which date shall be not less than 10 Business Days after the Company receives such application unless the Company consents to a shorter period), provided that (i) such application includes a statement to the effect
         --------
that it is being made pursuant to this paragraph (m) and that unless objected to prior to such date specified in the application, the Warrant Agent will not be liable for any such action or omission to the extent set forth in such paragraph
(m) and (ii) prior to taking or omitting any such action, the Warrant Agent has not received written instructions objecting to such proposed action or omission.

     (n) Whenever in the performance of its duties under this Agreement the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed on behalf of the Company by any one of the chairman of the Board of Directors, the president, the treasurer, the controller, any vice president or the secretary of the Company or any other officer or official of the Company reasonably believed to be authorized to give such instructions and delivered to the Warrant Agent; and such certificate shall be full authorization to the Warrant Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

     (o) The Warrant Agent shall not be required to risk or expend its own funds in the performance of its obligations and duties hereunder.

     SECTION 7.03.   Resignation and Appointment of Successor.
                     ----------------------------------------

     (a) The Company agrees, for the benefit of the holders from time to time of the Warrant Certificates, that there shall at all times be a Warrant Agent hereunder.

     (b) The Warrant Agent may at any time resign as Warrant Agent by giving written notice to the Company of such intention on its part, specifying the date on which its desired resignation shall become effective; provided, however, that
                                                         --------  -------
such date shall be at least 60 days after the date on which such notice is given unless the Company agrees to accept less notice. Upon receiving such notice of resignation, the Company shall promptly appoint a successor Warrant Agent, qualified as provided in Section 6.03(d) hereof, by written instrument in duplicate signed on behalf of the Company, one copy of which shall be delivered to the resigning Warrant Agent and one copy to the successor Warrant Agent. As provided in Section 6.03(d) hereof, such resignation shall become effective upon the earlier of (x) the acceptance of the appointment by the successor Warrant Agent or (y) 60 days after receipt by the Company of notice of such resignation. The Company may, at any time and for any reason, and shall, upon any event set forth in the next succeeding sentence, remove the Warrant Agent and appoint a successor Warrant Agent by written instrument in duplicate, specifying such removal and the date on which it is intended to become effective, signed on behalf of the Company, one copy of which shall be delivered to the Warrant Agent being removed and one copy to the successor Warrant Agent. The Warrant Agent shall be removed as aforesaid if it shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Warrant Agent or of its property shall be appointed, or any public officer shall take charge or control of it or of its property or affairs for the purpose of rehabilitation, conservation or liquidation. Any removal of the Warrant Agent and any appointment of a successor Warrant Agent shall become effective upon acceptance of appointment by the successor Warrant Agent as provided in Section 6.03(d). As soon as practicable after appointment of the successor Warrant Agent, the Company shall cause written notice of the change in the Warrant Agent to be given to each of the registered holders of the Warrants in the manner provided for in Section 7.04 hereof.

     (c) Upon resignation or removal of the Warrant Agent, if the Company shall fail to appoint a successor Warrant Agent within a period of 60 days after receipt of such notice of resignation or removal, then the holder of any Warrant Certificate or the retiring Warrant Agent may apply to a court of competent jurisdiction for the appointment of a successor to the Warrant Agent. Pending appointment of a successor to the Warrant Agent, either by the Company or by such a court, the duties of the Warrant Agent shall be carried out by the Company.

     (d) Any successor Warrant Agent, whether appointed by the Company or by a court, shall be a bank or trust company in good standing, incorporated under the laws of the United States of America or any State thereof and having, at the time of its appointment, a combined capital surplus of at least $100 million. Such successor Warrant Agent shall execute and deliver to its predecessor and to the Company an instrument accepting such appointment hereunder and all the provisions of this Agreement, and thereupon such successor Warrant Agent, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Warrant Agent hereunder, and such predecessor shall thereupon become obligated to (i) transfer and deliver, and such successor Warrant Agent shall be entitled to receive, all securities, records or other property on deposit with or held by such predecessor as Warrant Agent hereunder and (ii) upon payment of the amounts then due it pursuant to Section 6.02(a) hereof, pay over, and such successor Warrant Agent shall be entitled to receive, all monies deposited with or held by any predecessor Warrant Agent hereunder.

     (e) Any corporation or bank into which the Warrant Agent hereunder may be merged or converted, or any corporation or bank with which the Warrant Agent may be consolidated, or any corporation or bank resulting from any merger, conversion or consolidation to which the Warrant Agent shall be a party, or any corporation or bank to which the Warrant Agent shall sell or otherwise transfer all or substantially all of its corporate trust business, shall be the successor to the Warrant Agent under this Agreement (provided that such corporation or bank shall be qualified as aforesaid) without the execution or filing of any document or any further act on the part of any of the parties hereto.

     (f) No Warrant Agent under this Warrant Agreement shall be personally liable for any action or omission of any successor Warrant Agent.

                                  ARTICLE VII

                                 MISCELLANEOUS
                                 -------------

     SECTION 7.01.   Amendment.  This Agreement and the terms of the Warrants
                     ---------
may be amended by the Company and the Warrant Agent, without the consent of the holder of any Warrant Certificate, for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective or inconsistent provision contained herein or therein, or to effect any assumptions of the Company's obligations hereunder and thereunder by a successor corporation under the circumstances described in Section 5.01(d) hereof or in any other manner which the Company may deem necessary or desirable and which shall not adversely affect the interests of the holders of the Warrant Certificates.

     The Company and the Warrant Agent may modify this Agreement and the terms of the Warrants with the consent of not less than a majority of the votes of the holders of the then outstanding Warrants, each Warrant holder having that number of votes as the number of shares into which his Warrants are exercisable at such time (including fractional shares), for the purpose of adding any provision to or changing in any manner or eliminating any of the provisions of this Agreement or modifying in any manner the rights of the holders of the outstanding Warrants; provided, however, that no such modification that decreases the
          --------  -------
Exercise Rate, reduces the period of time during which the Warrants are exercisable hereunder, otherwise materially and adversely affects the exercise rights of the holders of the Warrants, reduces the percentage required for modification, or effects any change to this Section 7.01 may be made with respect to an outstanding Warrant without the consent of the holder of such Warrant; provided, further, that any modification to Section 4.04 shall require
         --------  -------
the consent of a majority of the votes of the holders of Warrants and Warrant Shares, each Warrant holder or Warrant Share holder, as applicable, having that number of votes as the number of shares into which his Warrants are exercisable at such time (including fractional shares) plus the number of Warrant Shares held by such holder.

     Any modification or amendment made in accordance with this Agreement will be conclusive and binding on all present and future holders of Warrant Certificates whether or not they have consented to such modification or amendment or waiver and whether or not notation of such modification or amendment is made upon such Warrant Certificates. Any instrument given by or on behalf of any holder of a Warrant Certificate in connection with any consent to any modification or amendment will be conclusive and binding on all subsequent holders of such Warrant Certificate.

     SECTION 7.02.   Notices and Demands to the Company and Warrant Agent.  If
                     ----------------------------------------------------
the Warrant Agent shall receive any notice or demand addressed to the Company by the holder of a Warrant Certificate pursuant to the provisions hereof or of the Warrant Certificates, the Warrant Agent shall promptly forward such notice or demand to the Company.

     SECTION 7.03.   Addresses for Notices to Parties and for Transmission of
                     --------------------------------------------------------
Documents.  All notices hereunder to the parties hereto shall be deemed to have
---------
been given when sent by certified or registered mail, postage prepaid, or by facsimile transmission, confirmed by first class mail, postage prepaid, addressed to any party hereto as follows:

     To the Company:

     UNIFI Communications, Inc.
     900 Chelmsford Street, Suite 312
     Lowell, MA  01851
     Facsimile No.:  (508) 551-7698
     Attention:  General Counsel

   with copies to:

     Latham & Watkins
     885 Third Avenue
     New York, NY  10022-4802
     Facsimile No.:  (212) 751-4864
     Attention:  Kirk A. Davenport, Esq.

     To the Warrant Agent:

     Fleet National Bank
     1 Federal Street
     Boston, MA  02211
     Facsimile No.:  (617) 346-5501
     Attention:  Corporate Trust Administration

or at any other address of which either of the foregoing shall have notified the other in writing.

     SECTION 7.04.   Notices to Holders.  Notices to holders of Warrants shall
                     ------------------
be mailed to such holders at the addresses of such holders as they appear in the Warrant Register. Notices to holders of Warrant Shares shall be mailed to such holders as they appear in the records of the Company or the Transfer Agent. Any such notice shall be sufficiently given if sent by first-class mail, postage prepaid.

     SECTION 7.05.   APPLICABLE LAW.  THE VALIDITY, INTERPRETATION AND
                     --------------
PERFORMANCE OF THIS AGREEMENT AND EACH WARRANT CERTIFICATE ISSUED HEREUNDER AND OF THE RESPECTIVE TERMS AND PROVISIONS THEREOF SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

     SECTION 7.06.   Persons Having Rights Under Agreement. Nothing in this
                     -------------------------------------
Agreement expressed or implied and nothing that may be inferred from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the Company, the Warrant Agent and the holders of the Warrant Certificates or Warrant Shares any right, remedy or claim under or by reason of this Agreement or of any covenant, condition, stipulation, promise or agreement hereof; and all covenants, conditions, stipulations, promises and agreements in this Agreement contained shall be for the sole and exclusive benefit of the Company and the Warrant Agent and their successors and of the holders of the Warrant Certificates.

     SECTION 7.07.   Headings.  The descriptive headings of the several Articles
                     --------
and Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

     SECTION 7.08.   Counterparts.  This Agreement may be executed in any number
                     ------------
of counterparts, each of which so executed shall be deemed to be an original; but such counterparts shall together constitute but one and the same instrument.

     SECTION 7.09.   Inspection of Agreements.  A copy of this Agreement and the
                     ------------------------
Warrant Shares Registration Rights Agreement shall be available during regular business hours at the principal corporate trust office of the Warrant Agent, for inspection by the holder of any Warrant Certificate Warrant Shares. The Warrant Agent may require such holder to submit his Warrant Certificate or evidence of ownership of Warrant Shares for inspection by it.

     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the day and year first above written.

                                           UNIFI COMMUNICATIONS, INC.


                                           By:     /s/  Thomas P. Sosnowski
                                              --------------------------------
                                                Name:
                                                Title:


                                           FLEET NATIONAL BANK,
                                             as Warrant Agent


                                           By:     /s/  Michael Quaile
                                              -------------------------------
                                                Name:
                                                Title:

                                                                       EXHIBIT A



                         [FORM OF WARRANT CERTIFICATE]

                                     [FACE]

     [Unless and until it is exchanged in whole or in part for Warrants in certificated form, this Warrant may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]/3/

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A PROMULGATED UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) PROMULGATED UNDER THE SECURITIES ACT) (AN INSTITUTIONAL "ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT WITHIN THREE YEARS (OR SUCH SHORTER PERIOD AS MAY THEN BE REQUIRED BY RULE 144(k) UNDER THE SECURITIES ACT) AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY RESELL OR OTHERWISE TRANSFER THIS SECURITY, EXCEPT (A) TO THE ISSUER THEREOF, OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A PROMULGATED UNDER THE SECURITIES ACT, (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHED (OR HAS FURNISHED ON ITS BEHALF BY A U.S. BROKER-DEALER) TO THE WARRANT AGENT A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON

-----------------
/3/  This paragraph is to be included only if the Warrant is in global form.

TRANSFER OF THIS SECURITY, (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 PROMULGATED UNDER THE SECURITIES ACT,
(E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 PROMULGATED UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY WITHIN THREE YEARS (OR SUCH SHORTER PERIOD AS MAY THEN BE REQUIRED BY RULE 144(k) UNDER THE SECURITIES ACT) AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY, IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE WARRANT AGENT AND THE ISSUER SUCH CERTIFICATIONS, WRITTEN LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

IN THE EVENT A PUBLIC EQUITY OFFERING SHALL NOT HAVE OCCURRED ON OR PRIOR TO MARCH 1, 2002 RESULTING IN GROSS PROCEEDS OF AT LEAST $35.0 MILLION TO THE COMPANY, HOLDERS OF WARRANTS OR WARRANT SHARES SHALL HAVE THE RIGHT TO REQUIRE THE COMPANY TO OFFER TO PURCHASE ALL OF SUCH HOLDERS WARRANTS OR WARRANT SHARES AT A PRICE PER WARRANT OR WARRANT SHARE, AS APPLICABLE, EQUAL TO THE FAIR MARKET VALUE THEREOF, AS DETERMINED IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THE WARRANT AGREEMENT. UNTIL THE EARLIER TO OCCUR OF (i) THE CONSUMMATION OF A PUBLIC EQUITY OFFERING RESULTING IN GROSS PROCEEDS TO THE COMPANY OF AT LEAST $35.0 MILLION AND (ii) MARCH 1, 2002, THE WARRANTS AND THE WARRANT SHARES SHALL BE TRANSFERABLE ONLY ON THE BOOKS OF THE TRANSFER AGENT AS SET FORTH IN THE WARRANT AGREEMENT.


                                                                 CUSIP #[      ]

No. [   ]                                                      [      ] Warrants


                              WARRANT CERTIFICATE

                          UNIFI COMMUNICATIONS, INC.


          This Warrant Certificate certifies that [        ], or registered
assigns, is the registered holder of [   ] Warrants (the "Warrants") to purchase
                                                          --------
shares of Common Stock, par value $.01 per share (the "Common Stock"), of UNIFI
                                                       ------------
COMMUNICATIONS, INC., a Delaware corporation (the "Company").  Each Warrant
                                                   -------
entitles the
holder to purchase from the Company at any time from 9:00 a.m. New York City time on or after the occurrence of an Exercise Event until 5:00 p.m., New York
City time, [   ] fully paid and nonassessable share of Common Stock (a "Warrant
                                                                        -------
Share", or, if adjusted, the "Warrant Shares", which may also include any other
-----                         --------------
securities or property purchasable upon exercise of a Warrant, such adjustment and inclusion each as provided in the Warrant Agreement) at the exercise price (the "Exercise Price") of $.25 per Warrant upon surrender of this Warrant
      --------------
Certificate and payment of the Exercise Price at any office or agency maintained for that purpose by the Company (the "Warrant Agent Office"), subject to the
                                      --------------------
conditions set forth herein, in the Warrant Agreement and in the Warrant Shares Registration Rights Agreement.

          "Exercise Event" means, with respect to each Warrant as to which such event is applicable (but not with respect to any other Warrant), the date of the earliest of: (1) March 1, 1998, (2) 30 days after the occurrence of a Change of Control and (3) the date that is 180 days after the consummation of an initial public offering of the Company's Common Stock.

          The Exercise Price shall be payable by certified check or official bank check or by such other means as is acceptable to the Company in the lawful currency of the United States of America which as of the time of payment is legal tender for payment of public or private debts. The Company has initially designated the corporate trust office of the Warrant Agent in the Borough of Manhattan, The City of New York, as the initial Warrant Agent Office. The number of Warrant Shares issuable upon exercise of the Warrants ("Exercise
                                                                  --------
Rate") is subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

          Any Warrants not exercised on or prior to 5:00 p.m., New York City time, March 1, 2007 shall thereafter be void.

          Reference is hereby made to the further provisions on the reverse hereof which provisions shall for all purposes have the same effect as though fully set forth at this place.

          This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent, as such term is used in the Warrant Agreement.

          THIS WARRANT CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

          WITNESS the facsimile seal of the Company and facsimile signatures of its duly authorized officers.

Dated:

                                 UNIFI COMMUNICATIONS, INC.


                                 By: ____________________________
                                     Name:
                                     Title:
Attest:


By: _______________________
    Name:
    Title:


Certificate of Authentication:
This is one of the Warrants
referred to in the within
mentioned Warrant Agreement:

FLEET NATIONAL BANK,
  as Warrant Agent


By: _____________________________
    Authorized Signatory

                         [FORM OF WARRANT CERTIFICATE]

                                   [REVERSE]

                           UNIFI COMMUNICATIONS, INC.

          The Warrants are issued pursuant to a Warrant Agreement dated as of February 21, 1997 (the "Warrant Agreement"), duly executed and delivered by the
                        -----------------
Company and Fleet National Bank, a national banking association, as Warrant Agent (the "Warrant Agent"), which Warrant Agreement is hereby incorporated by
            -------------
reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the holders (the words "holders" or holder" meaning the registered holders or registered holder) of the Warrants. The holders will have certain registration rights with respect to the Warrant Shares issuable upon exercise of the Warrants as set forth in the Warrant Shares Registration Rights Agreement.

          Subject to the provisions of the Warrant Agreement and the Warrant Shares Registration Rights Agreement, the holder of each Warrant shall have the right to purchase from the Company (and the Company shall issue and sell to such holder of the Warrant), at any time and from time to time on any Business Day (as defined below) on or prior to 5:00 p.m., New York City time, on the Expiration Date, March 1, 2007 (or such other number as may result from adjustments in the Exercise Rate as provided in the Warrant Agreement) fully paid and nonassessable share of Common Stock at the Exercise Price (and any other securities or property purchasable upon exercise of such Warrant at the time of such exercise as provided in the Warrant Agreement). Warrants may be exercised by (i) surrendering at any Warrant Agent Office this Warrant Certificate with the form of Election to Exercise set forth hereon duly completed and executed and (ii) paying in full the Warrant Exercise Price for each such Warrant exercised and any other amounts required to be paid pursuant to the Warrant Agreement.

          If all of the items referred to in the last sentence of the preceding paragraph are received by the Warrant Agent at or prior to 11:00 a.m., New York City time, on a Business Day, the exercise of the Warrant to which such items relate will be effective on such Business Day. If any items referred to in the last sentence of the preceding paragraph are received after 11:00 a.m., New York City time, on a Business Day, the exercise of the Warrants to which such item relates will be deemed to be effective on the next succeeding Business Day. Notwithstanding the foregoing, in the case of an exercise of Warrants on the Expiration Date, if all of the items referred to in the last sentence of the preceding paragraph are received by the Warrant Agent at or prior to 5:00 p.m., New York City time, on such Expiration Date, the exercise of the Warrants to which such items relate will be effective on the Expiration Date.

          As soon as practicable after the exercise of any Warrant or Warrants, the Company shall issue or cause to be issued to or upon the written order of the registered holder of this Warrant Certificate, a certificate or certificates evidencing the Share or Shares to which such holder is entitled, in fully registered form, registered in such name or names as may be directed by such holder pursuant to the Election to Exercise, as set forth on the reverse of this Warrant Certificate. Such certificate or certificates evidencing the Warrant Share or Warrant Shares shall be deemed to have been issued and any persons who are designated to be named therein shall be deemed to have become the holder of record of such Warrant Share or Warrant Shares as of the close of business on the date upon which the exercise of this Warrant was deemed to be effective as provided in the preceding paragraph.

          The Company will not be required to issue fractional shares of Common Stock upon exercise of the Warrants or distribute Warrant Share certificates that evidence fractional shares of Common Stock. In lieu of fractional shares of Common Stock, there shall be paid to the registered Holder of this Warrant Certificate at the time such Warrant Certificate is exercised an amount in cash equal to the same fraction of the Current Market Value (as defined in the Warrant Agreement) per share on the Business Day preceding the date this Warrant Certificate is surrendered for exercise.

          Warrant Certificates, when surrendered at any office or agency maintained by the Company for that purpose by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged for a new Warrant Certificate or new Warrant Certificates evidencing in the aggregate a like number of Warrants, in the manner and subject to the limitations provided in the Warrant Agreement and the Warrant Shares Registration Rights Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

          Upon due presentment for registration of transfer of this Warrant Certificate at any office or agency maintained by the Company for that purpose, a new Warrant Certificate evidencing in the aggregate a like number of Warrants shall be issued to the transferee in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

          The Company and the Warrant Agent may deem and treat the registered holder hereof as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone) for the purpose of any exercise hereof and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

          The term "Business Day" shall mean any day on which (i) banks in New York City, (ii) the principal national securities exchange or market, if any, on which the Common Stock is listed or admitted to trading and (iii) the principal national securities exchange or market, if any, on which the Warrants are listed or admitted to trading are open for business.

          In the event a Public Equity Offering shall not have occurred on or prior to March 1, 2002 resulting in gross proceeds of at least $35.0 million to the Company, holders of Warrants or Warrant Shares shall have the right to require the Company to offer to purchase all of such holders Warrants or Warrant Shares at a price per Warrant or Warrant Share, as applicable, equal to the fair market value thereof, as determined in accordance with the procedures set forth in the Warrant Agreement.

                         (FORM OF ELECTION TO EXERCISE)

(To be executed upon exercise of Warrants on the Exercise Date)


          The undersigned hereby irrevocably elects to exercise [     ] of the
Warrants represented by this Warrant Certificate and purchase the whole number of Warrant Shares issuable upon the exercise of such Warrants and herewith
tenders payment for such Warrant Shares in the amount of $[     ] in cash or by
certified or official bank check, in accordance with the terms hereof. The undersigned requests that a certificate representing such Warrant Shares be registered in the name of ______________________ whose address is _____________________________ and that such certificate be delivered to
___________________________ whose address is __________________________.  Any cash payments to be paid in lieu of a fractional Warrant Share should be made to __________________ whose address is ________________________ and the check representing payment thereof should be delivered to ______________________ whose address is ______________________.

          Dated __________________,

          Name of holder of
          Warrant Certificate:
                                ------------------------------------------
                                                (Please Print)

          Tax Identification or
          Social Security Number:
                                  ----------------------------------------
          Address:
                  --------------------------------------------------------

                  --------------------------------------------------------
          Signature:
                  --------------------------------------------------------
                  Note: The above signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever and if the certificate representing the Warrant Shares or any Warrant Certificate representing Warrants not exercised is to be registered in a name other than that in which this Warrant Certificate is registered, or if any cash payment to be paid in lieu of a fractional share is to be made to a person other than the registered holder of this Warrant Certificate, the signature of the holder hereof must be guaranteed as provided in the Warrant Agreement.

Dated ____________________,

          Signature:
                    ---------------------------------------------------
                    Note: The above signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever.

          Signature Guaranteed:
                                ----------------------------------------------

                              [FORM OF ASSIGNMENT]

          For value received _______________________ hereby sells, assigns and transfers unto _____________________ the within Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint __________________________ attorney, to transfer said Warrant Certificate on the books of the within-named Company, with full power of substitution in the premises.

Dated ____________________,

          Signature:
                     --------------------------------------------------------
                     Note: The above signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever.

          Signature Guaranteed:
                                -----------------------------------------------

               SCHEDULE OF EXCHANGES OF CERTIFICATED WARRANTS/4/
               ----------------------------------------------


The following exchanges of a part of this Global Warrant for certificated Warrants have been made:

                                                  Number of
                                                Warrants of
            Amount of         Amount of         this Global
            decrease in       increase in       Warrant         Signature of
            Number of         Number of         following       authorized
Date of     Warrants of this  Warrants of this  such decrease   officer of
Exchange    Global Warrant    Global Warrant    (or increase)   Warrant Agent
--------------------------------------------------------------------------------

















-------------------
/4/  This is to be included only if the Warrant is in global form.

                       OPTION OF HOLDER TO ELECT PURCHASE

          If you wish to have the Warrants represented by this Warrant Certificate purchased by the Company pursuant to Section 4.04 of the Warrant Agreement, check the Box: [ ]

          If you wish to have a portion of the Warrants represented by this Warrant Certificate purchased by the Company pursuant to Section 4.04 of the Warrant Agreement, state the number of Warrants:

                               ----------------


Date: ________________ Your Signature:
                                      -------------------------------------
                                     (Sign exactly as your name appears on the
                                      other side of this Warrant Certificate)

                              By:
                                 -------------------------------------------
                                     NOTICE:  To be signed
                                     by an executive officer


NOTICE: Signature(s) must be guaranteed by an institution which is a participant in the Securities Transfer Agent Medallion Program ("STAMP") or similar program.

                                                                       EXHIBIT B



                   CERTIFICATE TO BE DELIVERED UPON EXCHANGE
                    OR REGISTRATION OF TRANSFER OF WARRANTS


Re: Warrants to Purchase Common Stock (the "Warrants") of UNIFI COMMUNICATIONS, INC.

          This Certificate relates to ____ Warrants held in* ___ book-entry or* _______ certificated form by ______ (the "Transferor").

The Transferor:*

     [_] has requested the Warrant Agent by written order to deliver in exchange for its beneficial interest in the Global Warrant held by the Depositary a Warrant or Warrants in definitive, registered form of authorized denominations and an aggregate number equal to its beneficial interest in such Global Warrant (or the portion thereof indicated above); or

     [_] has requested the Warrant Agent by written order to exchange or register the transfer of a Warrant or Warrants.

          In connection with such request and in respect of each such Warrant, the Transferor does hereby certify that Transferor is familiar with the Warrant Agreement relating to the above captioned Warrants and the restrictions on transfers thereof as provided in Section 1.07 of such Warrant Agreement, and that the transfer of this Warrant does not require registration under the Securities Act of 1933, as amended (the "Act") because[*]:
                                         ---

     [_] Such Warrant is being acquired for the Transferor's own account, without transfer (in satisfaction of Section 1.07(a)(y)(A) or Section 1.07(d)(i)(A) of the Warrant Agreement).

     [_] Such Warrant is being transferred to a qualified institutional buyer (as defined in Rule 144A under the Act), in reliance on Rule 144A or in accordance with Regulation S under the Act.

     [_] Such Warrant is being transferred in accordance with Rule 144 under the Act.

     [_] Such Warrant is being transferred in reliance on and in compliance with an exemption from the registration requirements of the Act, other than Rule 144A or Rule 144 or Regulation S under the Act. An opinion of counsel to the effect that such transfer does not require registration under the Act accompanies this Certificate.


                         ______________________________
                         [INSERT NAME OF TRANSFEROR]


                         By:  _________________________

Date:  _____________
       *Check applicable box.

                                                                       EXHIBIT C



                      Transferee Letter of Representation


UNIFI COMMUNICATIONS, INC.
67 South Bedford Street
Burlington, MA  01803-5152


Ladies and Gentlemen:

          In connection with our proposed purchase of warrants to purchase Common Stock, par value $.01 per share, (the "Securities") of UNIFI
                                              ----------
Communications, Inc. (the "Company") we confirm that:
                           -------

     1. We understand that the Securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act") and, unless so
                                         --------------
registered, may not be sold except as permitted in the following sentence. We agree on our own behalf and on behalf of any investor account for which we are purchasing Securities to offer, sell or otherwise transfer such Securities prior to the date which is three years after the later of the date of original issue and the last date on which the Company or any affiliate of the Company was the owner of such Securities, or any predecessor thereto (the "Resale Restriction
                                                           ------------------
Termination Date") only (a) to the Company, (b) pursuant to a registration
----------------
statement which has been declared effective under the Securities Act, (c) so long as the Securities are eligible for resale pursuant to Rule 144A, under the Securities Act, to a person we reasonably believe is a qualified institutional buyer under Rule 144A (a "QIB") that purchases for its own account or for the
                          ---
account of a QIB and to whom notice is given that the transfer is being made in reliance on Rule 144A, (d) pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act, (e) to an institutional "accredited investor" within the meaning of subparagraphs
(a)(1), (2), (3) or (7) of Rule 501 under the Securities Act that is purchasing for his own account or for the account of such an institutional "accredited investor," or (f) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of our property or the property of such investor account or accounts be at all times within our or their control and to compliance with any applicable state securities laws. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. If any resale or other transfer of the Securities is proposed to be made pursuant to clause (e) above prior to the Resale Restriction Termination Date, the transferor shall deliver a letter from the transferee substantially in the form of this letter to the warrant agent under the Warrant Agreement pursuant to which the Securities were issued (the

"Warrant Agent") which shall provide, among other things, that the transferee is
--------------
an institutional "accredited investor" within the meaning of subparagraphs
(a)(1), (2), (3) or (7) of Rule 501 under the Securities Act and that it is acquiring such Securities for investment purposes and not for distribution in violation of the Securities Act. The Warrant Agent and the Company reserve the right prior to any offer, sale or other transfer prior to the Resale Restriction Termination Date of the Securities pursuant to clauses (c), (d), (e) or (f) above to require the delivery of a written opinion of counsel, certifications, and or other information satisfactory to the Company and the Warrant Agent.

     2. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) purchasing for our own account or for the account of such an institutional "accredited investor," and we are acquiring the Securities for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act and we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Securities, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment for an indefinite period.

     3. We are acquiring the Securities purchased by us for our own account or for one or more accounts as to each of which we exercise sole investment discretion.

     4. You and your counsel are entitled to rely upon this letter and you are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                    Very truly yours,


                    -----------------------------------------
                    (Name of Purchaser)


                    By:
                       --------------------------------------

                    Date:
                         ------------------------------------

                    Upon transfer the Securities would be registered in the name of the new beneficial owner as follows:

Name:______________________________

Address:___________________________

Taxpayer ID Number:________________

                                                                       EXHIBIT D


                       [FORM OF CERTIFICATE OF ELECTION]


          The Company has not effected a Public Equity Offering resulting in gross proceeds to the Company of at least $35.0 million and in accordance with
Section 4.04 of the Warrant Agreement you have the option of choosing the following:

          If you wish to have this Warrant or Warrant Share purchased (subject to the limitations set forth in the Warrant Agreement) by the Company pursuant
to Section 4.04 of the Warrant Agreement, check the Box:  [   ]

          Included herewith is a Valuation Report describing the fair market value of the Warrants and Warrant Shares as of the Valuation Date as determined by an Independent Financial Expert chosen by the Company.

          In the event that holders of 66-2/3% of the votes of the Warrants and Warrant Shares held by the holders who complete and return this form with the Box above checked elect to have another Independent Financial Expert appointed to determine the fair market value of the Warrants and Warrant Shares on the Valuation Date, such an Independent Financial Expert will be appointed to determine the fair market value of the Warrant and Warrant Shares on the Valuation Date. Such Independent Financial Expert shall be selected by the Electing Holders holding a majority of the votes of the holders of Warrants and Warrant Shares held by the Electing Holders, each Electing Holder having that number of votes as the number of Warrant Shares into which such holder's Warrants are exercisable (including fractional shares) plus the number of Warrant Shares held by such holder. The fees of the Independent Financial Expert so chosen shall be borne by holders of Warrants and Warrant Shares (pro rata based on each holder's votes) and shall be deducted from the Warrant Purchase Price or Warrant Share Purchase Price, as applicable.

          Please check the following box if you wish to appoint another Independent Financial Expert to issue another valuation report.
Check here:  [   ].

          Capitalized terms used herein and not defined have the meaning set forth in the Warrant Agreement.